Use these links to rapidly review the document

Filed Pursuant to Rule 497
File no. 333-182941

PROSPECTUS

Minimum Offering of 166,667 Shares
Maximum Offering of 100,000,000 Shares

Priority Senior Secured Income Fund, Inc.

         We are a newly-formed, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended. Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as "Senior Secured Loans," with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We intend to implement our investment objective in part by purchasing (either in the primary or secondary markets) the equity and junior debt tranches of a type of such pools known as Collateralized Loan Obligations, or "CLOs." We refer to such investments, together with direct investments in Senior Secured Loans, collectively as "Target Securities." Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers.

         We intend to elect to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code of 1986, as amended. We are managed by Priority Senior Secured Income Management, LLC, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission and is an affiliate of ours. Priority Senior Secured Income Management, LLC oversees the management of our activities and is responsible for making investment decisions for our portfolio. Our administrator, Prospect Administration LLC, will provide administration services necessary for us to operate.

         Through Behringer Securities LP, an affiliate of our investment adviser and the dealer manager for this offering, we are offering up to 100,000,000 shares of our common stock (our "shares") in this offering at an initial offering price of $15.00 per share. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $1,000 of our shares. We will not sell any shares unless we raise gross offering proceeds of $2.5 million, all of which must be from persons who are not affiliated with us or Priority Senior Secured Income Management, LLC, by one year from the date of this prospectus, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account.

         We are offering our shares on a continuous basis at an initial offering price of $15.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 2.5% decrease below our current net offering price, we will reduce our offering price accordingly. We consider any decrease existing at the end of two consecutive fiscal quarters to be non-temporary. Therefore, persons who tender subscriptions for our shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares and, as a result, may receive fractional shares. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years.

         Investing in our shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See "Risk Factors" beginning on page 30 to read about the risks you should consider before buying our shares, including the risk of leverage.

  •
  Our shares will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform.

  •
  If you are able to sell your shares, you will likely receive less than your purchase price.

  •
  Our shares are not currently listed on any securities exchange, and we do not expect a secondary market in the shares to develop in the foreseeable future, if ever.

  •
  We intend to, but are not obligated to, implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. You will have no right to require us to repurchase your shares or any portion thereof. See "Share Repurchase Program."

  •
  You should consider that you may not have access to the money you invest until we complete a liquidity event, which may not occur until three years following the completion of this offering, if at all. This offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. The completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require shareholder approval, and there is no assurance that we will complete a liquidity event within our proposed timeframe or at all. Accordingly, you may be unable to sell your shares and receive proceeds until at least 2019.

  •
  An investment in our shares is not suitable for investors that require short-term liquidity. See "Liquidity Strategy."

  •
  Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

  •
  Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

         Purchasers of our shares are subject to dilution as a result of expenses we will incur in connection with this offering. In addition, we intend to continue to issue shares, which subjects your ownership percentage in us to further dilution. See "Risk Factors—Risks Related to an Investment in Our Shares—Investors in this offering will incur dilution" and "—Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us."

         This prospectus contains important information about us that a prospective investor should know before investing in our shares. Please read this prospectus before investing and keep it for future reference. We have filed with the SEC a statement of additional information dated as of the date of this prospectus, as may be amended ("SAI"), containing additional information about us. The SAI is incorporated by reference in its entirety into this prospectus. See "Available Information" for a listing of the contents of the SAI. We will also file annual, semi-annual and quarterly reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC." This information and the SAI will be available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priority-incomefund.com. The SEC also maintains a website at www.sec.gov that contains the SAI, and any amendments thereto, and other information regarding us.

         Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total Minimum	Total Maximum

Price to Public(1)	$15.00	$2,500,000	$1,500,000,000

Sales Load(2)	$1.20	$200,000	$120,000,000

Proceeds to the Registrant and Other Persons(3)	$13.80	$2,300,000	$1,380,000,000

(1)
Assumes all shares are sold at the initial offering price per share.

(2)
This table assumes that all shares sold in this offering are Class R shares that incur a full sales load. The sales load includes 6.0% of selling commissions and 2.0% of dealer manager fees. The "dealer manager fee" refers to the portion of the sales load available to participating broker-dealers for assistance in selling and marketing our shares. Under certain circumstances, as described in this prospectus, selling commissions and the dealer manager fee may be reduced or eliminated in connection with certain purchases. For example, you will pay (i) selling commissions and dealer manager fees for the purchase of our Class R shares, (ii) dealer manager fees, but no selling commissions, for the purchase of our Class RIA shares and (iii) no selling commissions or dealer manager fees for the purchase of our Class I shares. See "Plan of Distribution."

(3)
Before expenses incurred in connection with the offering and distribution of the shares offered hereby. We estimate that we will incur approximately $125,000 of expenses in connection with this offering if the minimum number of shares is sold and approximately $22.5 million of expenses if the maximum number of shares is sold.

         Because you will pay a sales load of up to 8% and estimated offering expenses of up to 1.5% (assuming that the maximum number of shares is sold), if you invest $150 in our shares and pay the full sales load, $135.75 of your investment will actually be used by us for investments. As a result, based on the initial public offering price of $15.00, you would have to experience a total return on your investment of 10.5% in order to recover these expenses. See "Use of Proceeds."

The date of this prospectus is May 9, 2013.

Behringer Securities LP

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we filed with the SEC, using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement with the SEC if our net asset value declines more than 10% from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment, until the registration statement, as amended, is declared effective.

        Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under "Available Information."

        You should rely only on the information contained in this prospectus. Neither we nor the dealer manager have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our shares. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

i

ii

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled "Risk Factors," before making a decision to invest in our shares.

        Unless otherwise noted, the terms "we,""us,""our, " and the "Company" refer to Priority Senior Secured Income Fund, Inc.; the term the "Adviser" refers to Priority Senior Secured Income Management, LLC; the term "Prospect Capital Management" refers to Prospect Capital Management LLC; the term "Behringer Harvard" refers to Behringer Harvard Holdings, LLC; and the terms "Prospect Administration" and the "Administrator" refer to Prospect Administration LLC. In addition, in this prospectus, we use the term "day" to refer to a calendar day, and we use the term "business day" to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

        Unless otherwise specified, this prospectus assumes that each investor will purchase Class R shares and that such purchase will incur a full sales load.

Priority Senior Secured Income Fund, Inc.

        We are a newly formed, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the 1940 Act. As such, we are required to comply with certain regulatory requirements. See "Regulation" in the statement of additional information, or SAI. We are managed by Priority Senior Secured Income Management, LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

        Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as "Senior Secured Loans," with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We intend to implement our investment objective in part by purchasing (either in the primary or secondary markets) the equity and junior debt tranches of a type of such pools known as Collateralized Loan Obligations, or "CLOs." We refer to such investments, together with direct investments in Senior Secured Loans, collectively as "Target Securities." Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers. The typical underlying borrowers for Senior Secured Loans are U.S.-based privately-held and publicly-held companies across a wide range of industries and sectors.

        Our Adviser will manage our investments and its affiliate, Prospect Administration, will provide the administrative services necessary for us to operate.

About Our Adviser

        We are managed by Priority Senior Secured Income Management, LLC pursuant to an Investment Advisory Agreement (the "Investment Advisory Agreement"). Our Adviser is owned 50% by Prospect Capital Management, an asset management firm and registered investment adviser under the Advisers Act, and 50% by Behringer Harvard, a national sponsor of alternative investment products designed for the individual and institutional investor. Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals from the investment and operations team of Prospect Capital Management. These individuals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. Prospect Capital Management also manages Prospect Capital Corporation, a business development company traded on the NASDAQ Global Select Market. See "Risk Factors—Risks Related to our Adviser and Its Affiliates." Prospect Capital Corporation commenced operations on July 27, 2004, focusing on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. companies. Prospect Capital Corporation had (i) total assets of approximately $3.5 billion as of December 31, 2012, and (ii) capital under management of approximately $4 billion (including undrawn credit facilities) as of December 31, 2012. Our Adviser's professionals also manage Pathway Energy Infrastructure Fund, Inc., a newly-formed, externally managed, non-diversified, closed-end management investment company that intends to invest primarily in securities of companies that are focused on energy and related infrastructure and industrial sectors. Pathway Energy Infrastructure Fund has not yet commenced investing operations.

        Our Adviser's investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments, and managing and investing in CLOs and Target Securities. Such parties also have extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. Our Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal and administrative personnel of Prospect Capital Management, Prospect Administration and Behringer Harvard and may retain additional personnel as our activities expand. In particular, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser's management team. See "Investment Objective and Strategy—About Our Adviser." We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment strategy. See "Management" and "Portfolio Management" for biographical information regarding our Adviser's professionals.

        All investment decisions will be made by our Adviser's professionals. Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and relationship with our Adviser. See "Investment Advisory Agreement."

Risk Factors

        An investment in our shares involves a high degree of risk and may be considered speculative. You should carefully consider the information found in "Risk Factors" before deciding to invest in our shares. The following are some of the risks an investment in us involves:

  •
  We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.

  •
  While the management team of our Adviser consists of personnel from the investment and operations team of Prospect Capital Management, the adviser to Prospect Capital Corporation, a

    RIC, and of Prospect Administration, our Adviser is a new entity and has no prior entity experience managing a registered closed-end management investment company or a RIC. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective.

  •
  Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objective.

  •
  We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for an investor to sell his or her shares.

  •
  Our securities are not currently listed on any securities exchange, and we do not expect a public market for them to develop in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, likely in limited circumstances, as a result of transfers of shares to other eligible investors.

  •
  While we intend to conduct quarterly repurchase offers for a limited number of our shares pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of achieving the minimum offering requirement, we may suspend or terminate the share repurchase program at any time.

  •
  The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

  •
  We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

  •
  As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise equity, make borrowings or sell existing investments to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

  •
  We are subject to financial market risks, including changes in interest rates, which may have a substantially negative impact on our investments.

  •
  A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there may be uncertainty as to the value of our investments.

  •
  Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. securities.

  •
  Our CLO investments are exposed to leveraged credit risk.

  •
  Our CLO investments may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.

  •
  CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on the CLOs are and will be payable solely from the cashflows from such Senior Secured Loans.

  •
  There is the potential for interruption and deferral of cashflow to our CLO investments.

  •
  Our investments in Target Securities may be illiquid.

  •
  We may invest in assets with no or limited performance or operating history.

  •
  We are exposed to underlying borrower fraud through our portfolio securities.

  •
  The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.

  •
  Our investments are subject to prepayments and calls, increasing re-investment risk.

  •
  There is limited control of the administration and amendment of Senior Secured Loans in CLOs.

  •
  Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to us.

  •
  Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.

  •
  We will generally have the right to receive payments only from the CLOs in which we invest, and will generally not have direct rights against the underlying borrowers comprising the CLOs' investments or the entities that sponsored the CLOs.

  •
  Our investments in equity and junior debt tranches of CLOs will likely be subordinate to the other debt tranches of such CLOs, and are subject to a higher degree of risk of total loss.

  •
  We established the initial offering price for our shares on an arbitrary basis, and the initial offering price may not accurately reflect the value of our assets.

  •
  We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing our shares.

  •
  We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

  •
  The dealer manager in our continuous offering has no experience selling shares on behalf of a registered closed-end management investment company and may be unable to sell a sufficient number shares for us to achieve our investment objective.

  •
  Because the dealer manager is an affiliate of our Adviser, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a stockholder.

  •
  The potential for our Adviser to earn incentive fees under the Investment Advisory Agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on average total assets, our Adviser may have an incentive to increase portfolio leverage in order to earn higher base management fees.

  •
  This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

  •
  Our Adviser and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our stockholders' best interests.

  •
  Our ability to enter into transactions with our affiliates will be restricted.

  •
  After meeting the minimum offering requirement, the purchase price at which you may purchase shares will be determined at each closing date. As a result, such purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price.

  •
  We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

  •
  Investors in this offering will incur dilution.

  •
  In the event of a non-permanent decline in our net asset value, our Board of Directors may elect not to reduce our net offering price per share. As a result, your purchase price may be higher than our current net asset value per share.

  •
  We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested, therefore increasing the risks associated with investing in our shares.

  •
  Our investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of investments, which would magnify the effect of any losses suffered by a few of these investments.

        See "Risk Factors" beginning on page 30 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our shares.

Investment Strategy

        Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in Senior Secured Loans, with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We intend to implement our investment objective in part by directly purchasing (either in the primary or secondary markets) CLOs. Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers.

        The CLOs in which we intend to invest typically will be issued by special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. Such Senior Secured Loans typically will be BB or B rated (non-investment grade) and in limited circumstances, unrated, Senior Secured Loans originated in the U.S., with a first lien on the borrower's assets. We expect to invest in new issue transactions in the primary market and transactions in the secondary market.

        We will identify potential investments using our Adviser's market knowledge, experience and industry relationships. Our Adviser's relationships with CLO collateral managers, underwriters and trading desks will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment, the expected performance by evaluating the company if such investment is a Senior Secured Loan or evaluating the pool of Senior Secured Loans if such investment is in a CLO, current market conditions, the capital needs of the Fund, and other factors.

        We expect to seek to invest a majority of our assets in a broad portfolio of cashflow CLOs. We intend to invest so as to obtain exposure across a relatively broad range of underlying borrowers and credit ratings, sectors, CLO collateral managers, and CLO maturity profiles. We also intend to take into consideration any correlation between different underlying securities. In order to comply with diversification requirements applicable to RICs, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5% of the value of our gross assets, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25% of the value of our gross assets. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower although we will have no restrictions on the industry or borrower exposure of the underlying assets and we do not intend to operate as a "diversified" investment company within the meaning of the 1940 Act. We do not intend to invest in any CLOs or investments companies managed by our Adviser or its affiliates. See "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company" for our detailed RIC diversification requirements.

        As a stockholder of the Company, you will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan. In the case of CLO securities owned by the Company, the Company will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle.

        Our Target Securities, and particularly our investments in CLOs, are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary basis by institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our Board of Directors.

        We will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Adviser in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we will be permitted to, and may, co-invest in syndicated investments and secondary market investments where price is the only negotiated point. We may seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates. However, there can be no assurance that we will seek or obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates only in accordance with existing regulatory guidance.

        To seek to enhance our returns, we may borrow money from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition, although we do not intend to incur leverage, or issue preferred shares in the 12 months following effectiveness of the registration statement, of which this prospectus forms a part, or until after the proceeds of this offering are substantially invested in accordance with our investment objective. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our shares. See "Risk Factors—Risks Related to Debt Financing" for a discussion of the risks inherent to employing leverage.

        While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange. To provide our stockholders with limited liquidity, we intend to, but are not obligated to, conduct quarterly repurchase offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement. This will be the only method of liquidity that we offer prior to a liquidity event. Also, if you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your shares that are held in such account. See "Share Repurchase Program." Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

        Our shares are not currently listed on an exchange, and we do not expect a public market to develop for them in the foreseeable future, if ever.

        We intend to pursue a liquidity event for our stockholders, such as a public listing of our shares, immediately following the completion of this offering, subject to then-current market conditions. We expect that it may take up to three years after the completion of this offering to complete a liquidity event. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. See "—Liquidity Strategy" for a discussion of what constitutes a liquidity event. The completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require shareholder approval, and there can be no assurance that we will complete a liquidity event within our proposed timeframe or at all.

        See "Investment Objective and Strategy" for additional information regarding our investment strategy.

Market Opportunity

        CLOs are investment vehicles that own a broadly assorted pool of Senior Secured Loans. A CLO uses the cash flows from a broadly assorted portfolio of Senior Secured Loans to service multiple classes of rated debt securities, the proceeds of which together with the junior capital tranches are used to fund the purchase of the underlying Senior Secured Loans. A CLO is a special purpose vehicle (typically formed in the Cayman Islands or another similar foreign jurisdiction) formed to purchase the Senior Secured Loans and issue rated debt securities and equity tranches and/or unrated debt securities (generally treated as equity interests). The rated debt tranches consist of long-term, financing with specified financing terms, including floating interest rates at a stated spread to LIBOR. See "Risk Factors—Risks Related to Our Investments—Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments" and "—Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect."

        Debt tranches of CLOs typically are rated and have a stated coupon. Equity tranches of CLOs are typically unrated and do not have a stated coupon. Rather, payments to the equity tranches of CLOs are dependent on the residual cashflows after all interest, fees and expenses on the debt tranches have been paid. The equity tranche of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated tranche in the CLO's capital structure, whereas CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche. CLO payment provisions are detailed in a CLO's indenture and are referred to as the "priority of payments" or "waterfall."

        Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying Senior Secured Loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches.

        We believe that the Senior Secured Loan and CLO markets have represented and continue to represent attractive areas for investment. We believe that while the U.S. Senior Secured Loan market is relatively large, with Standard & Poor's estimating the total par value outstanding at approximately U.S. $550.4 billion as of December 31, 2012, this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions.

        The Senior Secured Loan market is characterized by various factors, including:

  •
  Seniority.  A Senior Secured Loan typically has a first lien, or sometimes second lien, on the borrower's assets and ranks senior in a borrower's capital structure to other forms of debt or equity. As such, that loan maintains the senior-most claim on the borrower's assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a more stable and lower-risk investment relative to other debt and equity securities issued by the borrower.

  •
  Consistent long-term performance.  Senior Secured Loans have provided positive cash yields in all years since 1997, and only one year of negative returns including mark-to-market volatility. Senior Secured Loans provided a 2-year return of 7.5% in 2008 and 2009 despite the market downturn.(1)

  •
  Floating rate instruments.  A Senior Secured Loan typically contains a floating interest rate versus a fixed interest rate, which we believe provides some measure of protection against the risk of

(1)
Source: Standard & Poor's/LSTA Leveraged Loan Index Monthly Review—December 2012.

    increases in interest rates and inflation. Also, the debt tranches of a CLO have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO's assets and liabilities.

  •
  Low default-rate environment.  The default rate on all Senior Secured Loans included in the S&P/LSTA Leveraged Loan Index was 1.27% for the twelve month period ending December 31, 2012 and has averaged 2.37% from January 1, 2003 through December 31, 2012. The S&P/LSTA Leveraged Loan Index reflects the market-weighted performance of U.S. dollar-denominated institutional Senior Secured Loans.

  •
  High recovery rates.  According to Moody's, the average recovery rate for Senior Secured Loans that defaulted between 1987 and 2012 is 80.6%, which is significantly higher than other fixed income asset classes, including high-yield bonds. The recovery rate equals the percentage of par value of a defaulted Senior Secured Loan ultimately returned after such Senior Secured Loan has defaulted.

  •
  Positive outlook for U.S. corporations.  We believe that U.S. companies are in a healthy position. Quarterly EBITDA in the fourth quarter of 2012 experienced annual growth rates of over 7% for Senior Secured Loan issuers.(2)

        In the current environment, we believe the above attributes are particularly desirable. We believe that the potential returns on Senior Secured Loans will remain attractive for at least the next two to three years, particularly taking into account that corporate issuers need to refinance approximately U.S.$400 billion of Senior Secured Loans over the next six years(3) and that funding for such refinancing, including by CLOs, may remain scarce. We believe any such supply and demand imbalance is likely to result in attractive yields for Target Securities.

        We believe that the CLO securities in which we intend to invest currently represent, as a class, an opportunity to obtain attractive risk-adjusted investment returns. We believe that a number of factors support this conclusion, including:

  •
  The U.S. CLO market is relatively large, with a total par value of approximately U.S. $258 billion according to Moody's CLO Interest as of July 2012. We estimate this equates to a U.S. $39 billion market for CLOs;

  •
  CLOs are not significantly impacted solely by the same mark to market volatility of Senior Secured Loans. Therefore, we believe a decline in Senior Secured Loan prices similar to 2008 and August 2011 does not solely have a directly negative impact on CLOs and provides CLOs an opportunity to acquire Senior Secured Loans at discounted prices;

  •
  CLOs are typically subject to significant investment restrictions resulting in diversified portfolios. Investment restrictions include limitations on exposure to any one borrower, Senior Secured Loan, or particular industry, requirements for minimum weighted average spreads and minimum weighted average ratings, and limitations on low rated Senior Secured Loans. Required diversity tests typically result in the average Senior Secured Loan or issuer representing less than 2% of a CLO's portfolio;

  •
  We believe that investing in Target Securities requires high levels of research and analysis. We believe that typically this analysis can only be conducted by knowledgeable market participants, as the nature of the analysis tends to be highly specialized; and

(2)
Source: Standard & Poor's LCD—February 25, 2013.

(3)
Source: Standard & Poor's/LSTA Leveraged Loan Index Monthly Review—December 2012.

  •
  U.S. CLO equity tranches have delivered nearly 21% average annual cash yields since January 2003,(4) and, according to Moody's CLO Interest (July 2012), no CLO issued since 2002 has suffered a principal loss on a rated debt tranche (including during the credit crisis).

        We caution investors that the past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.

Potential Competitive Strengths

        We believe that we offer our investors the following potential competitive strengths:

        Established platform with seasoned investment professionals.    We will benefit from the wider resources of our Adviser through the personnel it utilizes from Prospect Capital Management, which is focused on sourcing, structuring, executing, monitoring and exiting a broad range of investments. We believe these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities.

        Long-term investment horizon.    Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

        Efficient Tax Structure.    As a regulated investment company, or "RIC," we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential issuers that are comparable to those offered by our corporate-taxpaying competitors, and achieve after-tax net returns that are often greater than their after-tax net returns. Furthermore, tax-exempt investors in our shares who do not finance their acquisition of our shares with indebtedness should not be required to recognize unrelated business taxable income, or "UBTI." Although, as a RIC, dividends received by us from taxable entities and distributed to our stockholders will not be subject to federal income taxes, any taxable entities we own will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

        Disciplined, income-oriented investment philosophy.    Our Adviser expects to employ a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at issuers of Target Securities which could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

        Investment expertise across all levels of the corporate capital structure.    We believe the personnel available to our Adviser have broad expertise and experience investing in companies, managing high-yielding debt and equity investments, and managing and investing in Target Securities. We will

(4)
Source: Citigroup Global Markets Research—March 2013.

attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform well in a broad range of economic conditions.

Plan of Distribution

        This is a continuous offering of our shares as permitted by the federal securities laws. We are offering to the public three classes of shares, Class R shares, Class RIA shares and Class I shares. We are offering to sell any combination of our shares, with an aggregate number of shares up to the maximum offering of shares. The classes of shares differ with respect to the sales load you must pay. For example, you will pay (i) selling commissions and dealer manager fees for the purchase of our Class R shares, (ii) dealer manager fees, but no selling commissions, for the purchase of our Class RIA shares and (iii) no selling commissions or dealer manager fees for the purchase of our Class I shares. However, regardless of class, each share of our common stock will have identical rights with respect to voting and distributions, and will likewise bear its own pro rata portion of our expenses and have the same net asset value as each other share of our common stock.

        We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $1,000. Pursuant to this prospectus, we are required to raise at least $2.5 million, all of which must be from purchasers not affiliated with us or our Adviser, within one year from the commencement of our offering in order to meet the minimum offering requirement. Upon satisfying the minimum offering requirement, offering proceeds will be released to us and we will commence operations.

        We are offering our shares on a continuous basis at an initial offering price of $15.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 2.5% decrease below our current net offering price, we will reduce our offering price accordingly. We consider any decrease existing at the end of two consecutive fiscal quarters to be non-temporary. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.priority-incomefund.com.

        In addition, a non-temporary decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our Board of Directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share plus selling commissions, dealer manager fees and organizational and offering expenses. If, instead, our Board of Directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions, dealer manager fees and organizational and offering expenses, which represents a premium to the net asset value per share of greater than 2.5%.

        Behringer Securities LP will act as the dealer manager in connection with the sale of shares registered in this offering. The dealer manager was formed in 2001 and is an affiliate of our Adviser.

        To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $1,000 and pay such amount at the time of subscription. Prior to our meeting the minimum offering requirement, you should make your check payable to "UMB Bank, N.A., as escrow agent for Priority Senior Secured Income Fund, Inc." Subsequent to our meeting the minimum offering requirement, you should make your check payable to "Priority Senior Secured Income Fund, Inc." Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account. See "—How to Subscribe."

How to Subscribe

        Investors seeking to purchase our shares should proceed as follows:

  •
  Read this entire prospectus and any appendices and supplements accompanying this prospectus.

  •
  Complete the execution copy of the subscription application provided by your financial representative. A specimen copy of the subscription application, including instructions for completing it, is included in this prospectus as Appendix A.

  •
  Deliver a check for the full purchase price of the shares being subscribed for made out to "UMB Bank, N.A., as escrow agent for Priority Senior Secured Income Fund, Inc.", along with the completed subscription application, to the selected broker-dealer or registered investment adviser. Prior to our meeting the minimum offering requirement, the selected broker-dealer or registered investment adviser, as the case may be, should deliver or mail your check and subscription application to:

Via Mail:	Via Express/Overnight Delivery:
UMB Bank, N.A., as escrow agent for	UMB Bank, N. A., as escrow agent for
Priority Senior Secured Income Fund, Inc.	Priority Senior Secured Income Fund, Inc.
1010 Grand Blvd., 4th Floor	1010 Grand Blvd., 4th Floor
Kansas City, MO 64106	Kansas City, MO 64106
816-860-3017	816-860-3017

    Subsequent to our meeting the minimum offering requirement, you should make your check payable to Priority Senior Secured Income Fund, Inc. and your check and subscription application should be mailed to:

Via Mail:	Via Express/Overnight Delivery:
Priority Senior Secured Income Fund, Inc.	Priority Senior Secured Income Fund, Inc.
c/o Behringer Harvard Investor Services	c/o Behringer Harvard Investor Services
P.O. Box 219768	430 West 7th Street
Kansas City, MO 64121-9768	Kansas City, MO 64105-1407
866-655-3650	866-655-3650

    After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

  •
  By executing the subscription agreement and paying the total purchase price for the shares subscribed for, each investor attests that he meets the requirements as stated in the subscription agreement and agrees to be bound by all of its terms.

        Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers within such timeframe without deduction for any expenses.

        An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

        Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares.

Use of Proceeds

        We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments, with an emphasis on current income. Those investments may take the form of the purchase of Target Securities. The remainder we expect to be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or provide variation in our portfolio.

        We estimate that it will take up to three to six months for us to substantially invest the net proceeds from each closing of this continuous offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal. Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our election to be taxed as a RIC. See "Use of Proceeds."

Share Repurchase Program

        Our shares are not currently listed on any securities exchange, and we do not expect a public market for them to develop in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price.

        Beginning with the first calendar quarter following the one-year anniversary of the date that we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our Board of Directors unless, in the judgment of our Board of Directors, such repurchases would not be in our best interests or in the best interests of our stockholders, or would violate applicable law. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first closing in such month for the sale of shares in this offering. We will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Exchange Act and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

        We will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted below. At the discretion of our Board of Directors, we may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan. We will offer to repurchase such shares at a price equal to the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase.

        In connection with its consideration of whether to repurchase shares, our Board of Directors will consider any requests it has received from stockholders. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. Further, we will not be obligated to repurchase shares if doing so would violate restrictions on distributions under applicable federal or Maryland law prohibiting distributions that would cause us to fail to meet statutory tests of solvency. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the 1940 Act.

        While we intend to conduct quarterly repurchase of our shares as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. Also, if you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your shares that are held in such account. See "Share Repurchase Program."

Liquidity Strategy

        We intend to pursue a liquidity event for our stockholders, such as a public listing of our shares, immediately following the completion of this offering, subject to then-current market conditions. We expect that it may take up to three years after the completion of this offering to complete a liquidity event. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as "liquidity events." While our intention is to pursue a liquidity event immediately following the completion of this offering, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require shareholder approval, and there can be no assurance that a suitable transaction will be available or that market conditions will permit a liquidity event. As a result, a liquidity event may not occur within our projected timeframe or at all. In making a determination of what type of liquidity event is in the best interest of our stockholders, our Board of Directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our shares on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

        Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See "Share Repurchase Program" for a detailed description of our share repurchase program.

Advisory Fees

        Our Adviser will be compensated for its services. Under the Investment Advisory Agreement, our Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of our total assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our total assets as of the end of the two most recently completed calendar quarters. The subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter and will be subordinated to a preferred return on the value of our net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter, or an annualized rate of 6.0%. See "Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees."

Administration

        We have entered into an administration agreement (the "Administration Agreement") under which we have agreed to reimburse Prospect Administration for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. Prospect Administration is controlled by Prospect Capital Management, which owns 50% of our Adviser. In addition, we have entered into an investor services agreement (the "Investor Services Agreement") under which we have agreed to reimburse a subsidiary of Behringer Harvard for providing investor relations support and related back-office services with respect to our investors. Behringer Harvard owns 50% of our Adviser. See "Administration Agreements."

Conflicts of Interest

        Our Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

  •
  The directors, officers and other personnel of our Adviser and its affiliates allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating Prospect Capital Corporation;

  •
  The compensation payable by us to our Adviser and other affiliates will be approved by our Board of Directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

  •
  We will compete with certain affiliates for investments, including Prospect Capital Corporation, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

  •
  Regardless of the quality of the assets acquired or the services provided to us, or whether we make distributions to our stockholders, our Adviser will receive base management fees and reimbursement of routine non-compensation overhead expenses in connection with the management of our portfolio and may receive subordinated incentive fees in connection with the generation of net investment income;

  •
  Because the dealer manager, Behringer Securities LP, is an affiliate of our Adviser, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;

  •
  The personnel of our Adviser and its affiliates allocate their time between assisting our Adviser in connection with identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in their capacity as personnel of Prospect Capital Management, the investment adviser to Prospect Capital Corporation;

  •
  We may compete with other funds managed by affiliates of our Adviser for investment opportunities, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to us;

  •
  From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients (if any) for which our Adviser provides investment management services or carries on investment activities may make investments at different levels of an investment entity's capital structure or otherwise in different classes of an issuer's securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

  •
  Our Adviser and its respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objective may be similar to ours;

  •
  Prospect Capital Management and Behringer Harvard and their affiliates may have existing business relationships or access to material, non-public information that would prevent our Adviser from recommending certain investment opportunities that would otherwise fit within our investment objective;

  •
  Our Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser or its affiliates. Affiliates of our Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of our Adviser have no obligation to make their originated investment opportunities available to us; and

  •
  To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity. We may seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates. However, there can be no assurance that we will seek or obtain such exemptive relief. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Available Information

        Following the effectiveness of the registration statement, of which this prospectus forms a part, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC's website at www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priority-incomefund.com. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

Distributions

        Subject to our Board of Directors' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis beginning no later than the end of the first full calendar quarter after the minimum offering requirement is met. We will then calculate each stockholder's specific distribution amount for the period using weekly record dates with each stockholder eligible to receive distributions beginning the week we accept the stockholder's subscription for our shares. From time to time, we may also pay interim special distributions in cash or in our shares at the discretion of our Board of Directors. For example, our Board of Directors may periodically declare share distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price below net asset value per share. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment. Each year a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See "Material U.S. Federal Income Tax Considerations."

        We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares.

Distribution Reinvestment Plan

        We have adopted an "opt in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution reinvestment plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have "opted in" to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See "Distribution Reinvestment Plan." No commissions or fees will be assessed pursuant to our distribution reinvestment plan.

Taxation

        We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Material U.S. Federal Income Tax Considerations."

Corporate Information

        Our principal executive offices are located at 10 East 40th Street, 44th Floor, New York, New York, 10016. We maintain a website at www.priority-incomefund.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Priority Senior Secured Income Fund, Inc.," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)(1)

Sales load to dealer manager(2)	8.00%
Offering expenses(3)	5.00%
Distribution reinvestment plan fees(4)	—

Total stockholder transaction expenses	13.00%

Annual expenses (as a percentage of average net assets attributable to shares)(1)

Management fee(5)	2.00%
Incentive fees payable under our Investment Advisory Agreement (up to 20% on net investment income, subject to a hurdle rate of 6% annualized)(6)	0.00%
Interest payments on borrowed funds(7)	0.00%
Other expenses(8)	1.65%
Acquired fund fees and expenses(9)	4.75%

Total Annual Expenses	8.40%

Example

        The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of 8.0%, comprised of a selling commission of 6.0% and a dealer manager fee of 2.0%, with respect to shares sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)(6)	$202	$338	$466	$748

(1)
Amount assumes that we sell $100,000,000 worth of our shares during the following twelve months, that our net offering proceeds from such sales equal $90,500,000, that our average net assets during such period equal one-half of the net offering proceeds, or $45,250,000, and that we do not borrow funds during such period. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $100,000,000 worth of our shares during the following twelve months.

(2)
"Sales load" includes selling commissions of 6.0% and dealer manager fees of 2.0%.

(3)
Amount reflects maximum offering expenses to be paid by us of up to $5,000,000 if we raise $100,000,000 in gross proceeds. If we sell the maximum number of shares, we estimate we will incur offering expenses of 1.50% of gross offering proceeds.

(4)
The expenses of the distribution reinvestment plan are included in Other Expenses. See "Distribution Reinvestment Plan."

(5)
Our base management fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of the value of our average total assets, which are assumed to equal our average net assets as described in Note (1) above. The figure in the table is calculated on the basis of our average net assets over the following twelve months. See "Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees."

(6)
Based on our current business plan, we anticipate that we may have net investment income that could result in the payment of a subordinated incentive fee to our Adviser in the following twelve months. However, the subordinated incentive fee payable to our Adviser is based on our performance and will not be paid unless we achieve certain performance targets. For example, the subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter and will be subordinated to a preferred return on the value of our net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter, or an annualized rate of 6.0%. As we cannot predict whether we will meet the necessary performance target, we have assumed that no subordinated incentive fee will be paid for purposes of this chart. We expect the subordinated incentive fees we pay to increase to the extent we earn greater net investment income through our investments. Because the example above assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee would be payable in the following twelve months. See "Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees" for a full explanation of how this incentive fee is calculated.

(7)
We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares in the first 12 months following effectiveness of the registration statement, of which this prospectus forms a part, or until the proceeds of this offering are substantially invested in accordance with our investment objective. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes that we do not borrow for investment purposes.

(8)
Other expenses include accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel and fees payable to our independent directors. The amount presented in the table estimates the amounts that will be paid during the twelve months following the commencement of our operations and does not include preferred pricing arrangements we may receive from certain parties as a newly-formed entity. The estimate of our overhead expenses is based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement, as well as reimbursement of routine non-compensation overhead expenses of our Adviser under the Investment Advisory Agreement (up to a maximum of 0.0625% of our total assets per quarter, or 0.25% per year, payable quarterly in arrears and based on the average value of our total assets as of the end of the two most recently completed calendar quarters). "Other expenses" does not include non-recurring expenses. See "Administration Agreements" and "Investment Advisory Agreement."

(9)
Amount reflects the estimated annual fees and expenses incurred by us in connection with our investment in CLOs during our first full year of operations, including asset management fees but excluding incentive fees which would not be payable assuming a 5.0% return. The typical incentive fee for the CLO manager is 20% of CLO equity returns after the CLO equity tranche has received an internal rate of return of 13%-15%. Based on our current business plan, we anticipate that substantially all of the net proceeds of each closing of our continuous offering will be invested within up to three to six months, depending on the availability of attractive opportunities and market conditions. The foregoing estimate assumes that 95% of the net proceeds of this offering are invested in CLOs. As a result of such investments, our stockholders may be required to pay two levels of fees in connection with their investment in our shares, including fees payable under our Investment Advisory Agreement, and fees charged to us on such investments.

        The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, we generally intend that participants in our distribution reinvestment plan during this offering will receive a number of our shares determined by dividing the total dollar amount of the distribution payable to a participant by a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See "Distribution Reinvestment Plan" for additional information regarding our distribution reinvestment plan. See "Plan of Distribution" for additional information regarding stockholder transaction expenses.

 COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

        The dealer manager receives compensation and reimbursement for services relating to this offering, and we compensate our Adviser for the investment and management of our assets. The most significant items of compensation, fees and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See "Plan of Distribution." This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee and the subordinated incentive fee on income are calculated, see "Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees."

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (100,000,000 Shares)(1)
Fees to the Dealer Manager
Sales load selling commissions(2)	Up to 6.0% of gross offering proceeds from the offering; all selling commissions are expected to be re-allowed to selected broker-dealers.	$90 million
Dealer manager fee(2)	2.0% of gross proceeds, up to 1.15% of which may be re-allowed to selected broker-dealers.	$30 million
Reimbursement to Our Investment Adviser
Other organization and offering expenses(3)

We reimburse our Adviser for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organizational and offering expenses borne by us to exceed 13.0% of the gross offering proceeds as the amount of proceeds increases. If we issue the maximum amount offered, we estimate that these expenses would be $22.5 million, or 1.5% of the gross offering proceeds.

$22.5 million
Investment Adviser Fees
Base management fee

The base management fee is calculated at an annual rate of 2.0% of our total assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our total assets as of the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in any such other quarter as our Adviser shall determine.

$30 million annually

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (100,000,000 Shares)(1)
Subordinated incentive fee on income

The subordinated incentive fee on income is calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter, and will be subordinated to a preferred return on the value of our net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter (an annualized rate of 6.0%).(4) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 1.5% on the value of our net assets at the end of the immediately preceding calendar quarter. For any calendar quarter in which pre-incentive fee net investment income is greater than the preferred quarterly return, but less than 1.875%, the subordinated incentive fee on income shall equal the amount of pre-incentive fee net investment income in excess of the preferred quarterly return. This fee is referred to as the catch-up(5) and provides an increasing fee, but is in no event greater than the 20.0% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 1.5% to a 1.875% quarterly return on the value of our net assets at the end of the immediately preceding calendar quarter. For any calendar quarter in which the pre-incentive fee net investment income exceeds 1.875% of the value of our net assets at the end of the immediately preceding calendar quarter, the subordinated incentive fee on income shall equal 20.0% of pre-incentive fee net investment income.

These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The Company has not commenced operations and has no prior performance.
Other Expenses
Other operating expenses

We will reimburse the expenses incurred by Prospect Administration in connection with its provision of administrative services provided to us, including the compensation payable by Prospect Administration to our chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel of Prospect Administration. We will also reimburse our Adviser for routine non-compensation overhead expenses and reimburse a subsidiary of Behringer Harvard for costs incurred under the Investor Services Agreement.

We have estimated these annual expenses to be approximately $3.0 million. Actual amounts may be lower or higher than this.

(1)
Assumes all shares are sold at the initial offering price of $15.00 per share with no reduction in selling commissions or dealer manager fees.

(2)
This table assumes that all shares sold in this offering are Class R shares that incur a full sales load. The selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as directors or fiduciaries and sales to our affiliates. In particular, you will pay (i) selling commissions and dealer manager fees for the purchase of our Class R shares, (ii) dealer manager fees, but no selling commissions, for the purchase of our Class RIA shares and (iii) no selling commissions or dealer manager fees for the purchase of our Class I shares. No selling commissions or dealer manager fees will be paid in connection with sales under our distribution reinvestment plan.

(3)
The organizational and offering expense reimbursement consists of costs incurred by our Adviser and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by our Adviser. Our Adviser shall be responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed 13.0% of the aggregate proceeds from the offering (including sales load, selling commissions and dealer manager fees), without recourse against or reimbursement by us.

(4)
A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates may make it easier for us to meet or exceed the subordinated incentive fee preferred return and may result in an increase in the amount of incentive fees payable to our Adviser.

(5)
As the quarterly pre-incentive fee net investment income rises from 1.5% to 1.875%, the "catch-up" feature allows our Adviser to recoup the fees foregone as a result of the existence of the investor's preferred quarterly return.

        Certain of the advisory fees payable to our Adviser are not based on the performance of our investments. See "Investment Advisory Agreement" in this prospectus and "Certain Relationships and Related Party Transactions" in the SAI for a more detailed description of the fees and expenses payable to our Adviser, the dealer manager and its affiliates, and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

        Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See "Prospectus Summary" and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:
What is a "RIC"?

A:
A "RIC" is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income or capital gains that it distributes to its stockholders from its taxable earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its "investment company taxable income," which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See "Material U.S. Federal Income Tax Considerations" for more information regarding RICs.

Q:
Who will choose which investments to make?

A:
All investment decisions will be made by our Adviser. Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance. Beginning with the second anniversary of the date of the Investment Advisory Agreement, our Board of Directors will annually review the compensation we pay to our Adviser to determine that the provisions of the Investment Advisory Agreement are carried out.

Q:
What is the experience of our Adviser?

A:
Our investment activities are managed by our Adviser, who oversees the management of our activities and the day-to-day management of our investment operations. Our Adviser is owned 50% by Prospect Capital Management, an asset management firm registered as an investment adviser under the Advisers Act, and 50% by Behringer Harvard, a national sponsor of alternative investment products designed for the individual and institutional investor. Our Adviser's professionals have significant experience across private lending and private equity investing, including experience advising and managing a business development company through Prospect Capital Management's management agreement with Prospect Capital Corporation. See "Management" and "Portfolio Management" for more information on the experience of our Adviser's professionals.

  As of December 31, 2012, funds managed by Prospect Capital Management have invested over $450 million in the Target Securities of CLOs managed by third party CLO collateral managers. Our Adviser's professionals will utilize its experience in investing in CLOs and make recommendations to our Adviser in a manner that is consistent with its existing investment and monitoring processes.

Q:
How does a "best efforts" offering work?

A:
When shares are offered to the public on a "best efforts" basis, the broker-dealers participating in the offering are only required to use their best efforts to sell our shares. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares.

Q:
How long will this offering last?

A:
This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. Your ability to purchase shares and submit shares for repurchase will not be affected during this time.

Q:
What happens if you do not raise a minimum of $2.5 million in this offering?

A:
We will not sell any shares unless we receive a minimum of $2.5 million in cash for our shares, all of which must be from persons who are not affiliated with us or our Adviser, by one year from the date of this prospectus. Purchases by our directors, officers and any affiliates of us or our Adviser will not count toward meeting this minimum threshold. Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest) to subscribers, and we will stop offering shares. We will not deduct any fees if we return funds from the escrow account. If we meet the minimum offering amount requirement, the proceeds held in escrow, plus interest, will be released to us.

Q:
Will I receive a share certificate?

A:
No. Our Board of Directors has authorized the issuance of our shares without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all of our shares will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of share certificates and reduces the offering costs. It is possible that at some point in the future, the shares may be eligible for clearance and settlement through a national clearing agency, which is an entity that acts as an intermediary in making payments or deliveries or both in connection with securities transactions and may permit the settlement of securities transactions without the physical delivery of subscription applications.

Q:
How do I subscribe for shares?

A:
In order to purchase shares of our common stock, you must (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:
What is the difference between the classes of shares being offered?

A:
We are offering to the public three classes of shares, Class R shares, Class RIA shares and Class I shares. The classes of shares differ with respect to the sales load you must pay. For example, you will pay (i) selling commissions and dealer manager fees for the purchase of our Class R shares, (ii) dealer manager fees, but no selling commissions, for the purchase of our Class RIA shares and (iii) no selling commissions or dealer manager fees for the purchase of our Class I shares. However, regardless of class, each share of our common stock will have identical rights with respect to voting and distributions, and will likewise bear its own pro rata portion of our expenses and have the same net asset value as each other share of our common stock. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase in this offering only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. If you are eligible to purchase multiple classes of shares, you should consider, among other things, the amount of your investment, the length of time you intend to hold the shares, the selling commission and fees attributable to each class of shares. Before making your investment decision, please consult with your financial advisor regarding your account type and the classes of shares you may be eligible to purchase.

Q:
Is there any minimum initial investment required?

A:
Yes. To purchase shares in this offering, you must make an initial purchase of at least $1,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See "Plan of Distribution."

Q:
Can I invest through my IRA, Keogh or after-tax deferred account?

A:
Yes. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or directors of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

Q:
How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce the funds available to us for investments and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares.

Q:
Will the distributions I receive be taxable?

A:
Cash distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. We do not expect that special share distributions that we pay ratably to all investors from time to time, if any, will be taxable.

Q:
When will I get my detailed tax information?

A:
We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts to be included in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain.

Q:
Will I be notified on how my investment is doing?

A:
Following the effectiveness of the registration statement, of which this prospectus forms a part, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC's website at www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priority-incomefund.com. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

Q:
Will I be able to sell my shares in a secondary market?

A:
Our shares are not currently listed on an exchange, and we do not expect a public trading market to develop for them in the foreseeable future, if ever. Because of the lack of a trading market for our shares, holders of shares may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:
Are there any restrictions on the transfer of shares?

A:
No. Shares will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, our shares are not listed on an exchange, and we do not expect a public trading market to develop for them in the foreseeable future, if ever. We intend to institute a share repurchase program, but we will limit the number of shares that we will offer to repurchase. As a result, your ability to sell your shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See "Risk Factors—Risks Related to an Investment in Our Shares."

Q:
Will I otherwise be able to liquidate my investment?

A:
We intend to pursue a liquidity event for our stockholders, such as a public listing of our shares, immediately following the completion of this offering, subject to then-current market conditions. We expect that it may take up to three years after the completion of this offering to complete a liquidity event. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as "liquidity events." While our intention is to pursue a liquidity event immediately following the completion of this offering, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require shareholder approval, and there can be no assurance that a suitable transaction will be available or that market conditions will permit a liquidity event. As a result, a liquidity event may not occur within our projected timeframe or at all.

Q:
Who can help answer my questions?

A:
If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

Behringer Securities LP
15601 Dallas Parkway, Suite 600
Addison, Texas, 75001
(866) 655-3650
Attention: Investor Services

RISK FACTORS

        Investing in our shares involves a number of significant risks. In addition to the other information contained elsewhere in this prospectus, you should consider carefully the following information before making an investment in our shares. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We have not identified any specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing our shares.

        Neither we nor our Adviser has presently identified, made investments in or contracted to make any investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing our shares. You must rely on our Adviser and our Board of Directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing our shares, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We are a new company and have no operating history.

        We were formed in July 2012 and will not commence operations until we receive gross proceeds of $2.5 million, all of which must be from persons who are not affiliated with us or our Adviser, which we refer to as meeting the minimum offering requirement. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our shares could decline substantially.

Our Board of Directors may change our investment objective by providing our stockholders with 60 days prior notice, or may modify or waive our current operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in Senior Secured Loans, with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. In addition, our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering. Finally, since our shares are not listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.

Price declines in the markets for Target Securities may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.

        Prior to the onset of the financial crisis, CLOs, hedge funds and other investment vehicles, comprised the majority of the market for purchasing and holding Senior Secured Loans (both with first liens and second liens). As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. The pervasive forced selling and the resultant price declines led to the elimination or significant impairment of many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.

        While prices appreciated measurably during 2009 and 2010, conditions in the markets for Target Securities may deteriorate again, which may cause pricing levels to decline. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover.

        Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in, the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

        Economic activity continues to be somewhat subdued as unemployment rates remain high. Despite this, capital has steadily flowed into the financial markets since the nadir of the credit crisis, as general risk aversion has subsided. As a result, corporate interest rate risk premiums, otherwise known as credit spreads, declined significantly throughout most of 2009 and 2010. However, credit spreads remain above historical averages, particularly in Senior Secured Loans. The improving economic and market conditions which have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets. Such a reversal could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

Our ability to achieve our investment objective depends on our Adviser's ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.

        Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser's professionals could have a material adverse effect on our ability to achieve our investment objective.

        Our ability to achieve our investment objective depends on our Adviser's ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser's capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. our Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

        Both the Investment Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days' notice to us. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace our Adviser or Prospect Administration.

Because our business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

        We expect that our Adviser will depend on its relationships with investment banks, commercial banks and CLO collateral managers, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

        We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Target Securities. As a result of these new entrants, competition for investment opportunities in Target Securities may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Target Securities is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our investments.

        Under the 1940 Act, we are required to carry our investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there will not be a public market for the investments that we intend to make. Our Target Securities, and particularly our investments in CLOs, are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by our board or directors. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the securities in which we invests on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our shares may not receive distributions or that our distributions may not grow over time.

        We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See "Regulation—Senior Securities" in the SAI.

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

        We intend, subject to change by our Board of Directors, to declare distributions on a quarterly basis and pay distributions on a monthly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as an investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of our public offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital we ultimately invest in our investments.

If we internalize our management and administrative functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

        Our Board of Directors may decide in the future to internalize our management and administrative functions. If we do so, we may elect to negotiate to acquire certain assets and personnel of our Adviser, Prospect Capital Management, Prospect Administration or Behringer Harvard. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and our shares. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

        In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to our Adviser, Prospect Administration and a subsidiary of Behringer Harvard under the Investment Advisory Agreement, Administration Agreement and Investor Services Agreement, respectively, we would incur the compensation and benefits costs of our officers and other employees and consultants that are now being paid by our Adviser or its affiliates. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to our Adviser, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As we are currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

        If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. Currently, individuals employed by Prospect Capital Management, Prospect

Administration, Behringer Harvard and their affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management's attention could be diverted from effectively managing our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We, the Target Securities in which we intend to invest, and the companies whose securities are held by CLOs will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

        Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

        Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management's time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of recent financial reform legislation on us is uncertain.

        In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be adverse to us and our stockholders.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

        We are classified as "non-diversified" under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a "diversified" fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to qualify as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

        We may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank "senior" to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

        We will not generally be able to issue and sell our shares at a price below net asset value per share. We may, however, sell our shares at a price below the then-current net asset value per share if our Board of Directors determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Our ability to enter into transactions with our affiliates will be restricted.

        We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company or CLO (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or its affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

        The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Risks Related to an Investment in Our Shares

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares than anticipated if our Board of Directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

        After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our shares. As a result, in the event of an increase to our net asset value per share, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price. See "Determination of Net Asset Value."

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares if our Board of Directors does not decrease the offering price in the event of a decline to our net asset value per share.

        After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our shares. In the event of a decrease to our net asset value per share, you could pay a premium of more than 2.5% for your shares if our Board of Directors does not decrease the offering price. A non-temporary decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our Board of Directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share, plus selling commissions, dealer manager fees and organizational and offering expenses. If instead, our Board of Directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%. See "Plan of Distribution."

This is a "best efforts" offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

        This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a relatively diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity to make a broad range of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

        The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future, if ever. We intend to pursue a liquidity event for our stockholders, such as a public listing of our shares, immediately following the completion of this offering, subject to then-current market conditions. We expect that it may take up to three years after the completion of this offering to complete a liquidity event. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. Our Board of Directors, in the exercise of its fiduciary duty to our stockholders, may determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in the best interests of our stockholders. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See "Share Repurchase Program" for a detailed description of our share repurchase program. Also, if you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your shares that are held in such account. However, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require shareholder approval, and there can be no assurance that we will complete a liquidity event within our proposed timeframe or at all. If we do not successfully complete a liquidity event, liquidity for an investor's shares will be limited to our share repurchase program, which we have no obligation to maintain.

        In making the decision to apply for listing of our shares, our directors will try to determine whether listing our shares or liquidating our assets will result in greater value for our stockholders. In making a determination of what type of liquidity event is in the best interest of our stockholders, our Board of Directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, and the potential for stockholder liquidity. If our shares are listed, we cannot assure you that a public trading market will develop. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for an investor to sell his or her shares.

        Our securities are not currently listed on any securities exchange, and we do not expect a public market for them to develop in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors. Stockholders that are unable to sell their shares will be unable to reduce their exposure on any market downturn.

        We intend to pursue a liquidity event for our stockholders, such as a public listing of our shares, immediately following the completion of this offering, subject to then-current market conditions. We expect that it may take up to three years after the completion of this offering to complete a liquidity event. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company. However, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require shareholder approval, and there can be no assurance that we will complete a liquidity event within our proposed timeframe or at all. If we do not successfully complete a liquidity event, liquidity for an investor's shares will be limited to our share repurchase program, which we have no obligation to maintain.

We established the initial offering price for our shares on an arbitrary basis, and the initial offering price may not accurately reflect the value of our assets.

        The price of our shares prior to meeting the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the initial offering price may be higher than the value of our investments.

The dealer manager in our continuous offering has no experience selling shares on behalf of a registered closed-end management investment company and may be unable to sell a sufficient number shares for us to achieve our investment objective.

        The dealer manager for our public offering is Behringer Securities LP. Although certain personnel of our dealer manager have experience selling shares on behalf of a registered closed-end management investment company, our dealer manager has no such experience. There is no assurance that it will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a relatively broad portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

Because the dealer manager is an affiliate of our Adviser, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a stockholder.

        The dealer manager, Behringer Securities LP, is an affiliate of our Adviser. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Our ability to successfully conduct our continuous offering is dependent, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of broker-dealers.

        The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities broker-dealers and other agents to sell our shares. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

        Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to commence repurchase offers to allow you to sell us your shares on a quarterly basis at a price equal to the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan, although at the discretion of our Board of Directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares; (2) we will not repurchase shares in any calendar year in excess of 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter; and (3) to the extent that the number of shares submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Also, if you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your shares that are held in such account. Our Board of Directors may amend, suspend or terminate the repurchase program upon 30 days' notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

        When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which will be the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

        In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our periodic share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

        Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with our Adviser in transactions originated by our Adviser or its affiliates unless we first obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. We may seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and its affiliates. However, there can be no assurance that we will seek or obtain such exemptive relief.

        Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

Investors in this offering will incur dilution.

        Investors in this offering will purchase shares at an initial price of $15.00 per share, but, after deducting a sales load of up to 8% and estimated offering expenses of up to 1.5% (assuming that the maximum number of shares is sold), $13.575 of the purchase price of each share will actually be used by us for investments. As a result, investors in this offering will incur immediate dilution and, based on the initial public offering price of $15.00, would have to experience a total return on their investment of 10.5% in order to recover the sales load and offering expenses.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

        Potential investors will not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 200,000,000 shares. Pursuant to our charter, a majority of our entire Board of Directors may amend our charter to increase the number of authorized shares without stockholder approval. After an investor purchases shares, our Board of Directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or investment personnel of our Adviser. To the extent we issue additional equity interests after an investor purchases our shares, an investor's percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.

        Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our charter classifies our Board of Directors into three classes, serving staggered three-year terms, and provides that a director may be removed only for "cause," as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

        Under our charter, certain charter amendments and certain transactions such as a merger, conversion of the Company to an open-end company, liquidation, or other transactions that may result in a change of control of us, must be approved by stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of our "continuing directors," as defined in our charter. Additionally, our Board of Directors may, without stockholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and our Board of Directors may, without stockholder action, amend our charter to increase the number of our shares of any class or series that we have authority to issue. These and other takeover defense provisions may inhibit a change of control in circumstances that could give the holders of our shares the opportunity to realize a premium over the value of our shares.

We entered into a royalty-free license to use the name "Priority Senior Secured Income Fund, Inc." which may be terminated if our Adviser is no longer our investment adviser.

        We entered into a royalty-free license agreement with our Adviser. Under this agreement, our Adviser has granted us a non-exclusive license to use the name "Priority Senior Secured Income Fund, Inc." Under the license agreement, we will have the right to use the "Priority Senior Secured Income Fund, Inc." name for so long as our Adviser remains our investment adviser.

Risks Related to Our Adviser and Its Affiliates

Our Adviser has no prior entity experience managing a registered closed-end management investment company or a regulated investment company, or RIC.

        While our Adviser's management team consists of personnel from the investment and operations team of Prospect Capital Management, the investment adviser to Prospect Capital Corporation, and of Prospect Administration, and members of the management team have significant experience investing in Target Securities, our Adviser is a new entity and has no prior entity experience managing a registered closed-end management investment company or a RIC and has no prior entity experience investing in Target Securities. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our shares may entail more risk than the shares of a comparable company with a substantial operating history.

        The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Adviser has no experience managing a registered closed-end management investment company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder our Adviser's ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

        Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and our Adviser to earn increased asset management fees. In addition, if we decide to utilize leverage, it will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.

We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

        Our Investment Advisory Agreement entitles our Adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

        Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the subordinated incentive fee will become uncollectible. Our Adviser is not under any obligation to reimburse us for any part of the subordinated incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying a subordinated incentive fee on income we never received.

Our Adviser's professionals' time and resources may be diverted due to obligations they have to other clients.

        Our Adviser's professionals serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management, Prospect Capital Corporation and Behringer Harvard's affiliates. Our Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

        Furthermore, our Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and its affiliates.

We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

        Our Adviser's professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect Capital Management, which serves as the investment adviser to Prospect Capital Corporation. Prospect Capital Corporation is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. As a result, the time and resources that our Adviser's professionals may devote to us may be diverted to another investment entity. In addition, we may compete with any such investment entity for the same investors and investment opportunities. If we pursue and are able to obtain exemptive relief from the SEC, we may co-invest with any such investment entity to the extent permitted by such exemptive relief and the 1940 Act, or the rules and regulations promulgated thereunder. There is no assurance that we will pursue or obtain such relief. In the event that we do not pursue, or the SEC does not grant us, relief, we could be limited in our ability to invest in certain portfolio companies in which our Adviser or any of its affiliates, including Prospect Capital Management and Prospect Capital Corporation, are investing or are invested. Even if we are able to receive exemptive relief, we will be unable to participate in certain transactions originated by our Adviser or its affiliates prior to receipt of such relief unless we co-invest in accordance with existing regulatory guidance. To the extent we are able to make co-investments with our Adviser's affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.

        Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to Prospect Capital Corporation or another affiliate of our Adviser.

        To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Our incentive fee may induce our Adviser to make speculative investments.

        The subordinated incentive fee payable by us to our Adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the subordinated incentive fee payable to our Adviser is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our average total assets, which would include any borrowings for investment purposes, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect holders of our shares. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Risks Related to Our Investments

Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.

        We intend to invest primarily in CLOs. Generally, there may be less information available to us regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans.

        CLOs typically will have no significant assets other than their underlying Senior Secured Loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, net of all management fees and other expenses. Payments to us as a holder of CLO investments are and will be met only after payments due on the senior notes (and, where appropriate, the junior secured notes) from time to time have been made in full. This means that relatively small numbers of defaults of Senior Secured Loans may adversely impact our returns.

Our CLO investments are exposed to leveraged credit risk.

        We may be in a subordinated position with respect to realized losses on the Senior Secured Loans underlying our investments in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of Senior Secured Loan defaults. CLO investments represent a leveraged investment with respect to the underlying Senior Secured Loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying Senior Secured Loans, which are subject to credit, liquidity and interest rate risk.

There is the potential for interruption and deferral of cashflow.

        If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to Senior Secured Loan defaults), then cashflow that otherwise would have been available to pay the distribution on the CLO investments may instead be used to redeem any senior notes or to purchase additional Senior Secured Loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy involves investments in securities issued by foreign entities, including foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor's rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

        Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

Our investments in Target Securities may be illiquid.

        We may invest a substantial percentage of our portfolio in securities that are considered illiquid. "Illiquid securities" are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by us in determining our net asset value. We may not be able to readily dispose of such securities at prices that approximate those at which we could sell such securities if they were more widely-traded and, as a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions to raise cash to meet our obligations. Limited liquidity can also affect the volatility and market price of securities, thereby adversely affecting our net asset value and ability to make dividend distributions. Target Securities may not be readily marketable and may be subject to restrictions on resale. Target Securities Loans are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which we will invest. Although a secondary market may exist for our investments, the market for our investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, we believe that ownership of Target Securities has generally been distributed across a wide range of holders, some of whom we believe may continue to face near- to intermediate-term liquidity issues. Further, we believe that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that we are targeting, thereby reducing the prospective investor population, which would limit our ability to sell our Target Securities if we choose to or need to do so. We have no limitation on the amount of our assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

We may invest in assets with no or limited performance or operating history.

        We may invest in assets with no or limited investment history or performance record upon which our Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve target returns. Consequently, our profitability, net asset value and share price could be adversely affected.

We are exposed to underlying borrower fraud through the Target Securities held in our portfolio.

        Investing in Target Securities involves the possibility of our investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose Senior Secured Loans we hold, either directly or indirectly through CLOs. Such inaccuracy or incompleteness may adversely affect the valuation of our investments or may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The CLOs in which we will invest will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. In addition, the quality of our investments in Target Securities is subject to the accuracy of representations made by the underlying issuers.

        In addition, we are subject to the risk that the systems used by the CLO collateral managers to control for such accuracy are defective.

The payment of underlying portfolio manager fees and other charges could adversely impact our returns.

        We may invest in securities where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.

The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.

        There can be no assurance that, in relation to any Target Security investment, in the event that any of the Senior Secured Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Senior Secured Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Senior Secured Loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.

Our investments are subject to prepayments and calls, increasing re-investment risk.

        Our investments and/or the underlying Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on, inter alia, the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.

        Furthermore, our investments generally will not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the "non-call period").

        The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.

        Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.

We will have limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which we invest.

        We will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying our CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to our preferences.

We will have limited control of the administration and amendment of any CLO in which we invest.

        The terms and conditions of Target Securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.

Senior Secured Loans of CLOs may be sold and replaced resulting in a loss to us.

        The Senior Secured Loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.

        We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (~10 times), and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

        The investments we intend to make in CLOs will likely be thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying Senior Secured Loans will not be adequate to make interest or other payments; (ii) the quality of the underlying Senior Secured Loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs will be subordinate to the senior debt tranches thereof.

        Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Secured Loans underlying the CLOs in which we invest.

Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.

        The Senior Secured Loans underlying our CLO investments typically will be BB or B rated (non-investment grade) and in limited circumstances, unrated, Senior Secured Loans. Non-investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.

We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.

        We will not be responsible for and will have no influence over the asset management of the portfolios underlying the CLO investments we hold where those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.

Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receive cash distributions related to such income.

        We anticipate that the CLOs in which we invest may constitute "passive foreign investment companies" ("PFICs"). If we acquire shares in a PFIC (including in CLOs that are PFICs), we may be subject to federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our status as a RIC.

        If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation ("CFC") (including in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the foreign corporation's income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

        If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

Risks Related to Debt Financing

If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

        We may borrow funds to make investments, although we have no current intention to incur leverage in the first 12 months following effectiveness of the registration statement, of which this prospectus forms a part. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make share distribution payments. Leverage is generally considered a speculative investment technique.

In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.

Changes in interest rates may affect our cost of capital and net investment income.

        If we borrow funds to make investments, which we do not expect to do before we have fully invested the initial proceeds of this offering in accordance with our investment objective, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.

        You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may make it easier for us to meet or exceed the subordinated incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to pre-incentive fee net investment income. See "Investment Advisory Agreement."

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

        To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See "Material U.S. Federal Income Tax Considerations."

  •
  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

  •
  The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

  •
  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

The recognition of income in connection with investments that we purchase with original issue discount may result in the payment of an incentive fee to our Adviser without a corresponding receipt of cash income.

        In the event we recognize loan interest income in excess of the cash we receive in connection with an investment that we purchase with original issue discount, we may be required to liquidate assets in order to pay a portion of the incentive fee. Our Adviser, however, is not required to reimburse us for the portion of any incentive fees attributable to non-cash income in the event of a subsequent default on such investment and non-payment of such non-cash income.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

If we do not qualify as a "publicly offered regulated investment company," as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

        A "publicly offered regulated investment company" is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder's allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder's adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC for our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We may in the future choose to pay dividends in part in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

        We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

  •
  the impact of an economic downturn on the ability of the issuer of a Senior Secured Loan to continue to operate, which could lead to the loss of some or all of our investment in such Senior Secured Loan or CLO investment;

  •
  the impact of interest rate volatility on our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  our future operating results;

  •
  our business prospects and the prospects of the companies in which we may invest;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the Target Securities in which we invest;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  our ability to source favorable investments;

  •
  our use of financial leverage;

  •
  our tax status;

  •
  the timing and amount of interest distributions and dividends from the investments we make; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions that impact our operations or investments.

        We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

 USE OF PROCEEDS

        The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell (1) the minimum number of shares to meet our minimum offering requirement, or 166,667 shares, and (2) the maximum number of shares registered in this offering, or 100,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the initial public offering price of the shares and the actual number of shares we sell in the offering.

        We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments, with an emphasis on current income. Those investments may take the form of the purchase of Target Securities (either in the primary or secondary markets). The remainder we expect to be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or make a broad range of investments within our portfolio.

        We estimate that it will take up to three to six months for us to substantially invest the net proceeds from each closing of this continuous offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal. Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our election to be taxed as a RIC.

        The amounts in this table assume that the full fees and commissions are paid on all of our shares offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as fiduciaries and sales to our affiliates. See "Plan of Distribution." The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	$2,500,000	100%	$1,500,000,000	100%
Less:
Selling Commission(1)	$150,000	6.0%	$90,000,000	6.0%
Dealer Manager Fee(1)	$50,000	2.0%	$30,000,000	2.0%
Offering Expenses	$125,000	5.0%	$22,500,000	1.5%

Net Proceeds/Amount Available for Investments	$2,175,000	87.0%	$1,357,500,000	90.5%

(1)
This table assumes that all shares sold in this offering are Class R shares that incur a full sales load. The sales load includes 6.0% for selling commissions and 2.0% for dealer manager fees. Under certain circumstances, as described in this prospectus, selling commissions and the dealer manager fee may be reduced or eliminated in connection with certain purchases. For example, you will pay (i) selling commissions and dealer manager fees for the purchase of our Class R shares, (ii) dealer manager fees, but no selling commissions, for the purchase of our Class RIA shares and (iii) no selling commissions or dealer manager fees for the purchase of our Class I shares. See "Plan of Distribution."

 DISTRIBUTIONS

        Subject to our Board of Directors' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis beginning no later than the end of the first full calendar quarter after the minimum offering requirement is met. We will then calculate each stockholder's specific distribution amount for the period using weekly record dates with each stockholder eligible to receive distributions beginning the week we accept the stockholder's subscription for our shares. From time to time, we may also pay interim special distributions in the form of cash or shares at the discretion of our Board of Directors. For example, our Board of Directors may periodically declare share distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price below net asset value per share or to comply with RIC tax regulations. Each year a statement on Form 1099-DIV, identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

        From time to time and not less than quarterly, our Adviser must review our accounts to determine whether cash distributions are appropriate. We shall distribute pro rata to our stockholders funds received by us which our Adviser deems unnecessary for us to retain.

        We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares.

        To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We may make interim special distributions to meet our RIC distribution requirements. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See "Regulation" in the SAI and "Material U.S. Federal Income Tax Considerations."

        We have adopted an "opt in" distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive their distributions in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares. See "Distribution Reinvestment Plan."

        We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets.

 INVESTMENT OBJECTIVE AND STRATEGY

        We were organized in July 2012 to invest primarily in Target Securities, with an emphasis on current income, and will commence operations after satisfying our minimum offering requirement of selling $2.5 million of our shares, all of which must be to persons who are not affiliated with us or our Adviser. We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code.

        We are managed by Priority Senior Secured Income Management, LLC, a registered investment adviser under the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio.

Investment Strategy

        Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in Senior Secured Loans, with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We intend to implement our investment objective in part by investing in CLOs. Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers. The typical underlying borrowers for Senior Secured Loans are U.S.-based privately-held and publicly-held companies across a wide range of industries and sectors.

        The CLOs in which we intend to invest typically will be special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. The collateral typically will be BB or B rated (non-investment grade) and in limited circumstances, unrated, Senior Secured Loans originated in the U.S., with a first lien on the borrower's assets. We expect to invest in new issue transactions in the primary market and transactions in the secondary market.

        We will identify potential investments using our Adviser's market knowledge, experience and industry relationships. Our Adviser's relationships with CLO collateral managers, underwriters and trading desks, will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment, the expected performance by evaluating the company if such investment is a Senior Secured Loan or evaluating the pool of Senior Secured Loans if such investment is a CLO, current market conditions, the capital needs of the Fund, and other factors.

        We expect to seek to invest in a broad portfolio of Target Securities. We intend to invest so as to obtain exposure across a relatively broad range of underlying borrowers and credit ratings, sectors, CLO collateral managers, and CLO maturity profiles. We also intend to take into consideration any correlation between different underlying securities. In order to comply with diversification requirements applicable to RICs, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5% of the value of our gross assets, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25% of the value of our gross assets. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower although we will have no restrictions on the industry or borrower exposure of the underlying assets and we do not intend to operate as a "diversified" investment company within the meaning of the 1940 Act. We do not intend to invest in any CLOs or investments companies managed by our Adviser or its affiliates. See "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company" for our detailed RIC diversification requirements.

About our Adviser

        Our Adviser is owned 50% by Prospect Capital Management, an asset management firm and registered investment adviser under the Advisers Act, and 50% by Behringer Harvard, a national sponsor of alternative investment products designed for the individual and institutional investor. Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals from the investment and operations team of Prospect Capital Management and Prospect Administration. These individuals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. Prospect Capital Management also manages Prospect Capital Corporation, a business development company traded on the NASDAQ Global Select Market. See "Risk Factors—Risks Related to Our Adviser and Its Affiliates." Prospect Capital Corporation commenced operations on July 27, 2004, focusing on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. companies. Prospect Capital Corporation had (i) total assets of approximately $3.5 billion as of December 31, 2012, and (ii) capital under management of approximately $4 billion (including undrawn credit facilities) as of December 31, 2012. Our Adviser's professionals also manage Pathway Energy Infrastructure Fund, Inc., a newly-formed, externally managed, non-diversified, closed-end management investment company that intends to invest primarily in securities of companies that are focused on energy and related infrastructure and industrial sectors. Pathway Energy Infrastructure Fund has not yet commenced investing operations.

        Our Adviser's investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments, and managing and investing in Senior Secured Loans and CLOs. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. Our Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal and administrative personnel of Prospect Capital Management, Prospect Administration and Behringer Harvard and may retain additional personnel as our activities expand. In particular, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser's management team. See "Investment Objective and Strategy—About Our Adviser." We believe that the depth of experience and disciplined investment approach of our Adviser's management team will help our Adviser to successfully execute our investment strategy. See "Management" and "Portfolio Management" for biographical information regarding our Adviser's professionals.

        Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and beginning with the second anniversary of the date of the Investment Advisory Agreement will annually review the compensation we pay to our Adviser to determine that the provisions of the Investment Advisory Agreement are carried out. See "Investment Advisory Agreement."

Market Opportunity

Overview

  CLO market background

        CLOs are investment vehicles backed by a diversified pool of Senior Secured Loans. A CLO uses the cash flows from a portfolio of Senior Secured Loans to back the issuance of multiple classes of rated debt securities, which together with the junior capital tranches are used to fund the purchase of the underlying Senior Secured Loans.

        A special purpose vehicle (typically formed in the Cayman Islands or another similar jurisdiction) is formed to purchase the Senior Secured Loans and issue rated debt securities and equity tranches and/or unrated debt securities (generally treated as equity interests). The rated debt tranches consist of long-term, non-recourse financing with fixed financing terms, including floating interest rates at a stated spread to LIBOR. Additionally, the underlying Senior Secured Loans in the CLOs are generally not required to be marked-to-market; therefore leverage in the structure should remain the same regardless of market movements, all other things being equal. The capital structure of a typical CLO involves the issue by the special purpose vehicle of multiple tranches of debt securities. The amount of each tranche is determined, among other things, by the credit rating assigned by rating agencies to the securities. These various tranches have different rankings as to entitlement to payment of interest and principal. Each tranche provides credit enhancement to the tranches which rank senior to it, since the holders of the senior tranches are entitled to payment before payments are made to the holders of the junior tranches. In the event of a default and realized loss on any of the Senior Secured Loans underlying a CLO, any shortfall is absorbed first by any additional credit enhancement in the transaction (such as over-collateralization or a cash reserve) and then by the most junior tranches of the securities issued to the extent of the credit enhancement provided by that tranche, and then by the next most senior tranche or tranches until the shortfall has been absorbed in its entirety. See "Risk Factors—Risks Related to Our Investments—Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments" and "—Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect."

        In a typical CLO, as shown in the chart below, the capital structure would include approximately 90% debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO's equity tranche. Interest and principal repayment cashflows derived from the pool of Senior Secured Loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to the debt service of the highest ranking debt tranche, third to the debt service of the next highest ranking debt tranche and so on until all obligations of the CLO have been met. This sequential cashflow allocation is usually referred to as the "payment waterfall." The most subordinated tranche of securities is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior tranche is the least sensitive to them.

        The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of this tranche are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the Senior Secured Loans and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.

        Debt tranches of CLOs typically are rated and have a stated coupon. Equity tranches of CLOs are typically unrated and do not have a stated coupon. Rather, payments to the equity tranches of CLOs are dependent on the residual cashflows after all interest, fees and expenses on the debt tranches have been paid. The equity tranche of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated tranche in the CLO's capital structure, whereas CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche. CLO payment provisions are detailed in a CLO's indenture and are referred to as the "priority of payments" or "waterfall."

        Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying Senior Secured Loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches.

        To the extent that certain interest and asset coverage tests are not met at any time, residual cash flows are generally either diverted to repay principal on the prior ranking debt tranches, or reinvested in additional underlying Senior Secured Loans until such tests are again in compliance. Principal collections received from the Senior Secured Loans are generally reinvested in additional Senior Secured Loans during the reinvestment period, which is typically approximately three to five years. Following the reinvestment period, principal proceeds received are typically used to pay down the debt tranches in order of priority.

        Transactions generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the debt tranches to be paid in full after the expiration of an initial period of the life of the special purpose entity (referred to as the "non-call period"). The exercise of the call option is by a specified percentage of the holders of the equity tranches. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the debt tranches will be paid in full if the call is exercised.

        Transactions generally contain provisions outlining the rights of noteholders following an event of default. Events of default typically include (among others) failure to meet payment requirements on senior notes, and other material defaults under the transaction documents. It is also often an event of default if the par value of the collateral is less than 100% to 102.5% of the aggregate principal amount outstanding of the senior notes representing the controlling class. The controlling class of noteholders will generally be the most senior debt tranche then outstanding.

        If an event of default occurs, the transaction can be accelerated at the discretion of the trustee for the noteholders and/or by the applicable majority of the controlling class of noteholders. The transaction may also contain provisions for early redemption at the option of the controlling class of noteholders for certain tax events. The early termination of the transaction in any of these circumstances could expose the holders of CLOs to the risk that the underlying Senior Secured Loans will have to be sold at depressed prices.

        An investment in a CLO offers access to a diversified and actively managed portfolio of Senior Secured Loans in a single investment with the potential to provide enhanced returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding of the rated debt liabilities.

        The most junior tranches of all U.S. CLOs (typically referred to as CLO equity tranches) have delivered nearly 21% annual average cash yields since January 2003, as shown in the chart below,(1) and, according to Moody's CLO Interest (July 2012) no CLO issued since 2002 has suffered a principal loss on a rated debt tranche (including during the credit crisis).

Average CLO Equity Tranche Annualized Yields

(1)
Source: Citigroup Global Capital Markets Research—March 2013.

  Cashflow transactions

        We intend to invest primarily in cashflow CLO transactions. The underlying assets of cashflow CLOs are comprised primarily of Senior Secured Loans. Cashflow CLOs differ from market value CLOs in that they do not include mark-to-market covenants. For example, the cashflow CLOs that the Fund targets have covenants that are primarily based on the par value of the Senior Secured Loans owned by the CLO, whereas market value CLOs have covenants that are primarily based on the market value of the Senior Secured Loans owned by the CLO. Thus, the performance of a cashflow CLO is less sensitive than the performance of a market value CLO to the market volatility of the Senior Secured Loans owned by the CLO. Cashflow CLOs typically have a stated maturity of 10 to 12 years with an actual average life of approximately 5 to 9 years.

        The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager, or structured as static pools where few if any changes can be made to the initial asset selection. We intend to invest primarily in actively-managed transactions where the portfolio will be managed according to typically stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody's, Standard & Poor's, and/or Fitch), such as a broadly invested portfolio and weighted average rating requirements on the Senior Secured Loans in the portfolio.

        Broad investment variety is a key feature of the portfolios of the CLOs in which we intend to invest, and is aimed at minimizing the effect of potential credit deterioration. Typical guidelines require broad investment variety by issuer and industry. Individual CLO portfolios will generally consist of a large number of issuers in various industries.

        Returns to investors in CLOs are dependent on a number of factors. One of the principal drivers is the number and timing of defaults in the portfolio, as well as recovery rates on any defaulted Senior Secured Loans. Other factors which contribute to return performance are correlation among assets, portfolio purchase price, repayment rate, reinvestment rate, trading gains/losses, test levels, frequency of payment on assets and liabilities, and allocation of cashflows.

Outlook

  The U.S. Senior Secured Loan market

        We believe that while the U.S. Senior Secured Loan market is relatively large, with Standard & Poor's estimating the total par value outstanding at approximately U.S. $550.4 billion as of December 31, 2012, this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. CLOs permit wider exposure to Senior Secured Loans, but this market is almost exclusively private and predominantly institutional.

        The Senior Secured Loan market is characterized by various factors, including:

  •
  Seniority.  A Senior Secured Loan typically has a first lien, or sometimes second lien, on the borrower's assets and ranks senior in a borrower's capital structure to other forms of debt or equity. As such, that loan maintains the senior-most claim on the company's assets and cash flow, and we believe should, all other things being equal, offer the prospect of a more stable and lower-risk investment relative to other debt and equity tranches.

  •
  Consistent long-term performance.  Senior Secured Loans have provided, as shown in the chart below, positive cash yields in all years since 1997 and only one year of negative returns including mark-to-market volatility. Senior Secured Loans provided a 2-year return of 7.5% in 2008 and 2009 despite the market downturn.(2)

(2)
Source: Standard & Poor's/LSTA Leveraged Loan Index Monthly Review—December 2012.

 S&P/LSTA Index: Total Returns (%)

  •
  Floating rate instruments.  A Senior Secured Loan typically contains a floating interest rate versus a fixed interest rate, which we believe provides some measure of protection against the risk of increases in interest rates and inflation. Also, the debt tranches of a CLO have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO's assets and liabilities.

  •
  Low default-rate environment.  The default rate on all Senior Secured Loans included in the S&P/LSTA Leveraged Loan Index was 1.27% for the twelve month period ending December 31, 2012 and has averaged 2.37% from January 1, 2003 through December 31, 2012.

  •
  High recovery rates.  According to Moody's, the average recovery rate for Senior Secured Loans that defaulted between 1987 and 2012 is 80.6% which is significantly higher than other fixed income asset classes including high-yield bonds. The recovery rate equals the percentage of par value of a defaulted Senior Secured Loan ultimately returned after such Senior Secured Loan has defaulted.

Average U.S. Corporate Debt Recovery Rates (%)

Source: Moody's Corporate Default and Recovery Rates, 1987-2012.

  •
  Positive outlook for U.S. corporations.  We believe that U.S. companies are in a healthy position. Quarterly EBITDA in the fourth quarter of 2012 experienced annual growth rates of over 7% for Senior Secured Loan issuers.(3)

        In the current environment, we believe the above attributes are particularly desirable. We believe that the potential for returns on Senior Secured Loans will remain attractive for at least the next two to three years, particularly taking into account that corporate issuers need to refinance approximately U.S. $400 billion of Senior Secured Loans over the next six years(4) and that funding for such refinancing, including by CLOs, may remain scarce. We believe any such supply and demand imbalance is likely to result in attractive yields for Target Securities.

Deal Sourcing

        Deals will typically be sourced through our Adviser's direct contact and access to major U.S.-based CLO collateral managers and extensive relationships and contacts with U.S. Senior Secured Loan and CLO originating and trading operations at banks and other financial institutions.

Analysis of Collateral

        In addition to the in-depth due diligence that we believe the CLO collateral manager will typically conduct on the Senior Secured Loans in a CLO portfolio, our Adviser also will typically perform in-depth due diligence on the individual Senior Secured Loans in the CLO portfolio. Our Adviser's evaluation process for corporate credit portfolios typically focuses on identifying high-risk issuers, evaluating the key events which could lead to their default, and understanding the timing of these events and the expected severity of loss should these events take place.

        We caution investors that the past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.

        In this process of evaluation, input generally will be obtained from our Adviser's professionals. In addition, our Adviser will have access to its experienced credit team for information with which to screen issuers according to qualitative and quantitative criteria. Credit statistics are typically reviewed for each corporate issuer in our portfolio. This review usually will be used in the investment modeling process and stress case analysis, which our Adviser believes will produce a thorough assessment of underlying potential default and recovery characteristics of Target Securities.

Analysis of CLO Collateral Manager

        Assessment of the CLO collateral manager's expertise in the underlying asset class and track record generally will be a key component in the investment evaluation process. Typical criteria that will be used to evaluate prospective CLO collateral managers include:

  •
  experience and track record in managing CLOs and Senior Secured Loans;

(3)
Source: Standard & Poor's LCD—February 25, 2013.

(4)
Source: Standard & Poor's/LSTA Leveraged Loan Index Monthly Review—December 2012.

  •
  historic performance of such CLO collateral manager's CLOs with increased focus on performance during the dislocation experienced by credit markets in 2008 and 2009;

  •
  investment processes and systems;

  •
  investment style and consistency in portfolio construction;

  •
  senior management and key team members;

  •
  access to Senior Secured Loans; and

  •
  reporting and transparency.

        In addition to reviewing offering materials and reporting documentation, our Adviser's professionals expect to conduct interviews with the senior management and portfolio managers of prospective investee CLO collateral managers and obtain references from other investors in prior vehicles, credit analysts and risk management professionals of prospective managers as part of the investment due diligence process.

CLO Structural Analysis

        We expect to utilize both proprietary and third party financial models to assess credit and structural risks of each prospective CLO investment and to determine expected returns. Typically these models incorporate many of the following structural variables and assumptions in respect of each transaction:

  •
  probability and/or timing of underlying asset default;

  •
  recovery rates and timing of recovery on defaulted assets;

  •
  cash receipts and prepayments;

  •
  reinvestment terms for new Senior Secured Loans;

  •
  term of the transaction;

  •
  capital structure;

  •
  funding cost;

  •
  fees and expenses; and

  •
  cash flow "waterfalls", including application of excess yield and cash flow diversion triggers.

        Utilizing our default and recovery assumptions generated for portfolios of underlying Senior Secured Loans, a risk analysis generally will be performed to determine the probability of achieving various return levels for each investment. Transactions which demonstrate stable return profiles with high breakeven probabilities typically will be targeted and transactions with significant tail risk (i.e., probability of achieving below targeted returns) typically will be avoided.

        Our Adviser also expects to utilize in-house legal professionals and/or external legal counsel to review CLO legal documents as part of the investment process.

        The structural analysis generally will also be used to identify and manage risk concentrations in the aggregate investment portfolio (i.e., asset, asset class, sector, rating and manager) and to ensure ongoing compliance with our investment strategy.

Management of Investments

        Investment decisions by our Adviser will generally be based on a rigorous credit and structural review and relative value analysis performed by its team, and potential investments will generally be analyzed on the merits of the individual transaction in terms of absolute return targets and relative value versus comparable opportunities.

        Our Adviser's team generally will prepare an investment memorandum that documents an investment hypothesis and supporting information. Supporting information often includes, among other items, due diligence performed on the underlying portfolio, identification of credits to be included in the transaction, the CLO structural analysis set out above, due diligence performed on the CLO collateral manager, a review and analysis of the offering documentation, and modeling of "downside" and "stress" scenarios.

        Our Adviser's sale and purchase decisions will be reviewed and approved by multiple professionals. Our Adviser's professionals typically use a consensus approach to decision making, wherein each purchase or sale of an investment must be approved by a majority of such professionals. If a majority consensus is not reached, an investment sale or purchase typically will not be made. Our Adviser's professionals expect to confer as often as is necessary to discuss potential new investments and existing positions whenever action is required. As part of its investment decisions, our Adviser's professionals may also take into consideration an analysis of a potential investment's impact on our portfolio's structure. See "Portfolio Management" for additional information on our Adviser's professionals.

        In relation to Target Securities in which we invest, our Adviser's professionals intend to conduct rigorous ongoing analysis on the Senior Secured Loans, the CLO structure and the CLO collateral manager which generally will include monthly reporting providing an overview of:

  •
  Senior Secured Loan lists;

  •
  current period buy/sell activity;

  •
  portfolio metrics (including yield, price, weighted average rating factors and any rating movements);

  •
  concentration limits;

  •
  covenant compliance; and

  •
  cash flows.

        Further, our Adviser is expected to hold formal reviews with CLO collateral managers to whom we are exposed on a periodic basis.

        Risk management is expected to be an on-going process that may include regular benchmarking of investment performance against the initial investment hypothesis and the maintenance and monitoring of a "risk rating list" by our Adviser on a monthly basis derived from general market information including security prices, press releases, news and statements and ongoing due diligence to assist our Adviser in forecasting the occurrence of specific credit events and modeling outcomes.

Cash Uses and Cash Management Activities

        In accordance with our investment strategy, our principal use of cash (including the net offering proceeds) will be to fund investments sourced by our Adviser, as well as initial expenses related to this offering, ongoing operational expenses and payment of dividends and other distributions to stockholders in accordance with our distribution policy. See "Distributions".

Potential Competitive Strengths

        We believe that we offer our investors the following potential competitive strengths:

        Established platform with seasoned investment professionals.    We will benefit from the wider resources of our Adviser through the personnel it utilizes from Prospect Capital Management, which is focused on sourcing, structuring, executing, monitoring and exiting a broad range of investments. We believe these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities.

        Long-term investment horizon.    Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

        Efficient Tax Structure.    As a regulated investment company, or "RIC," we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential issuers that are comparable to those offered by our corporate-taxpaying competitors, and achieve after-tax net investment returns that are often greater than their after-tax net investment returns. Furthermore, tax-exempt investors in our shares who do not finance their acquisition of our shares with indebtedness should not be required to recognize unrelated business taxable income, or "UBTI." Although, as a RIC, dividends received by us from taxable entities and distributed to our stockholders will not be subject to federal income taxes, any taxable entities we own will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

        Disciplined, income-oriented investment philosophy.    Our Adviser expects to employ a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at issuers of Target Securities which could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

        Investment expertise across all levels of the corporate capital structure.    We believe the personnel available to our Adviser have broad expertise and experience investing in companies, managing high-yielding debt and equity investments, and managing and investing in Target Securities. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform well in a broad range of economic conditions.

Operating and Regulatory Structure

        Our investment activities will be managed by our Adviser and supervised by our Board of Directors, a majority of whom are independent. Under our Investment Advisory Agreement, we have agreed to pay our Adviser a base management fee based on our average total assets as well as a subordinated incentive fee based on our performance. In addition, we will reimburse our Adviser for routine non-compensation overhead expenses. See "Investment Advisory Agreement" for a description of the payments we will make to our Adviser.

        Prospect Administration will provide us with general ledger accounting, fund accounting, and other administrative services.

        While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange. To provide our stockholders with limited liquidity, we intend to conduct quarterly repurchase offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement. This will be the only method of liquidity that we offer prior to a liquidity event. Also, if you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your shares that are held in such account. See "Share Repurchase Program." Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

        Our shares are not currently listed on an exchange, and we do not expect a public market to develop for them in the foreseeable future, if ever.

        We intend to pursue a liquidity event for our stockholders, such as a public listing of our shares, immediately following the completion of this offering, subject to then-current market conditions. We expect that it may take up to three years after the completion of this offering to complete a liquidity event. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. See "Liquidity Strategy" for a discussion of what constitutes a liquidity event. The completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require shareholder approval, and there can be no assurance that we will be able to complete a liquidity event within our proposed timeframe or at all.

        We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

        We will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Adviser in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we will be permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We may seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates. However, there can be no assurance that we will seek or obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates only in accordance with existing regulatory guidance.

        To seek to enhance our returns, we may borrow money from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. We do not plan to incur leverage or issue preferred shares in the first 12 months following effectiveness of the registration statement, of which this prospectus forms, or until after the proceeds of this offering are substantially invested in accordance with our investment objective. In determining whether to borrow money, we intend to analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our shares. See "Risk Factors—Risks Related to Debt Financing" for a discussion of the risks inherent to employing leverage.

Valuation Procedures

        The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual investment on a quarterly basis.

        Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our audit committee's recommendation of fair value. Our Adviser will compile the relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our audit committee to consider in making its recommendation of fair value to our Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases our audit committee generally will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to our Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our audit committee and Board of Directors in valuing certain of our investments. Our audit committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value. See "Determination of Net Asset Value" for a discussion of how net asset value is determined.

Competition

        We expect to compete for investments with other investment funds (including other equity and debt funds, mezzanine funds and business development companies), as well as traditional financial services companies such as commercial banks, investment banks, finance companies, insurance companies and other sources of funding. Additionally, because we believe competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including CLOs. As a result of these new entrants, competition for investment opportunities in CLOs may intensify. Many of these entities may have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our Adviser, and our responsive and efficient investment analysis and decision-making processes.

Employees

        Our day-to-day investment operations are managed by our Adviser. Our Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal, and administrative personnel of Prospect Capital Management, Prospect Administration and Behringer Harvard. In

particular, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser. In addition, we reimburse Prospect Administration for an allocable portion of expenses incurred by it in performing its obligations under our Administration Agreement, including a portion of the rent and the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel. We also reimburse a subsidiary of Behringer Harvard for providing investor relations support and related back-office services with respect to our investors under the Investor Services Agreement.

Facilities

        We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, where we occupy office space pursuant to an Administration Agreement with Prospect Administration.

Legal Proceedings

        Neither we nor our Adviser is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Adviser.

        From time to time, our Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

 DETERMINATION OF NET ASSET VALUE

        We expect to determine the net asset value per share of our common stock by dividing the value of our investments, cash and other assets (including interest accrued but not collected) less all our liabilities (including accrued expenses, borrowings and interest payables) by the total number of shares of our common stock outstanding on a quarterly basis. The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual investment on a quarterly basis.

        Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our audit committee's recommendation of fair value. Our Adviser will compile and review relevant information, including the operating metrics of Target Securities that are CLO securities, including compliance with collateralization tests, defaulted and restructured Senior Secured Loans that comprise a CLO's portfolio, payment defaults, if any, recent trading activity in the security, if known, and the most recent trustee reports and note valuation reports. The values of Target Securities that are CLO securities are primarily determined using a third-party cash flow modeling tool. The model will contain certain assumption inputs that are reviewed by a third party and our audit committee and adjusted as appropriate to incorporate how historic, current and potential market developments might potentially impact the performance of such investments.

        The Fund may also invest directly in Senior Secured Loans (either in the primary or secondary markets). In valuing such investments, our Adviser will prepare an analysis of each Senior Secured Loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the issuer of such Senior Secured Loan.

        We seek to derive a value at which market participants could transact in an orderly market and also seek to benchmark the model inputs and resulting outputs to observable market data, when available and appropriate. Available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our audit committee to consider in making its recommendation of fair value to our Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our audit committee and Board of Directors in valuing certain of our investments. Our audit committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value.

Determinations in Connection With Offerings

        We are offering our shares on a continuous basis at an initial offering price of $15.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. To the extent that our net asset value per share increases subsequent to the last closing, the offering price per share may increase. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 2.5% decrease below our current net offering price, we will reduce our offering price accordingly. We consider any decrease existing at the end of two consecutive fiscal quarters to be non-temporary. Our intent is that our public offering price will be not more than 2.5% above our net asset value per share plus selling commissions, dealer manager fees and organizational and offering expenses.

        Therefore, persons who subscribe for shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares and, as a result, may receive fractional shares. In connection with each closing of a sale of shares, our Board of Directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling our shares at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. Our Board of Directors or a committee thereof will consider the following factors, among others, in making such determination:

  •
  the net asset value per share of our shares disclosed in the most recent periodic report we filed with the SEC;

  •
  our Board of Directors' assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our shares; and

  •
  the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our Board of Directors' assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of our shares at the date of closing.

        Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of our shares, but instead it involves the determination by our Board of Directors or a committee thereof that we are not selling our shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share at the time at which the closing and sale is made.

        Moreover, to the extent that there is even a remote possibility that we may (i) issue our shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share of our shares at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of our shares pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

        In addition, a non-temporary decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our Board of Directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share plus selling commissions, dealer manager fees and organizational and offering expenses. If our Board of Directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our shares offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website, www.priority-incomefund.com.

 MANAGEMENT

        Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our Board of Directors. The responsibilities of our Board of Directors include, among others, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Directors currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Each director will serve until the expiration of such director's term and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors.

        Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.

Board of Directors and Executive Officers

        Our Board of Directors will consist of five members, three of whom are not "interested persons" of us or our Adviser as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our Board of Directors have been divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2013, 2014, and 2015, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2013, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under section 402 of the Sarbanes-Oxley Act.

  Directors

        Information regarding our Board of Directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 44th Floor, New York, New York 10016.

  Interested Directors

        The following directors are "interested persons" as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Directorships Held by Director During Past 5 Years
M. Grier Eliasek, 39	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since July 2012; Term expires 2015	President and Chief Operating Officer of our Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration	Prospect Capital Corporation
Robert S. Aisner, 66	Director	Class II Director since July 2012; Term expires 2014

Executive positions of the following entities: Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I,  Inc., Behringer Harvard Opportunity REIT II, Inc., Behringer Harvard Multifamily REIT I, Inc., Behringer Harvard Holdings, Adaptive Real Estate Income Trust, Inc.

Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II,  Inc., Behringer Harvard Multifamily REIT I, Inc., Adaptive Real Estate Income Trust, Inc.

  Independent Directors

        The following directors are not "interested persons" as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Andrew C. Cooper, 51	Director	Class III Director since October 2012; Term expires 2015	Mr. Cooper is an entrepreneur, who over the last 12 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Site Management, Inc., a specialty finance company focusing on cell site easements, and Executive Director of Brand Asset Digital, a digital media marketing and distribution company.	Prospect Capital Corporation

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
William J. Gremp, 70	Director	Class II Director since October 2012; Term expires 2014	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	Prospect Capital Corporation
Eugene S. Stark, 55	Director	Class I Director since October 2012; Term expires 2013	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	Prospect Capital Corporation

  Director Qualifications

        Our Board of Directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow our Board of Directors to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by our Board of Directors.

  M. Grier Eliasek

        Mr. Eliasek has been the Chairman of our Board of Directors and our Chief Executive Officer and President since inception. Mr. Eliasek also currently serves as President and Chief Operating Officer of our Adviser, as a Managing Director of our Administrator and as President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation. He also serves on the Board of Directors for Prospect Capital Corporation and leads each of Prospect Capital Management's investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining Prospect Capital Management in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

        Mr. Eliasek brings to our Board of Directors business leadership and experience and knowledge of Target Securities, other debt, private equity and venture capital investments and, as well, a knowledge of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his extensive knowledge of our business and operations, provides our Board of Directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek's service as Chairman of the Board of Directors, Chief Executive Officer and President of the Company, as Chief Operating Officer and President of our Adviser and as a Managing Director of Prospect Capital Management and Prospect Administration

provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

  Robert S. Aisner

        Mr. Aisner serves as a director of Behringer Harvard REIT I, Inc., as Chairman of the Board and a director of Behringer Harvard Opportunity REIT I, Inc. and Behringer Harvard Opportunity REIT II, Inc., as Chief Executive Officer, President, Chairman of Board and a director of Adaptive Real Estate Income Trust, Inc., and as Chief Executive Officer and a director of Behringer Harvard Multifamily REIT I, Inc. Mr. Aisner is also a member of the Board of Managers, Chief Executive Officer and President of Behringer Harvard Holdings. All of the foregoing entities are affiliates of our Adviser.

        Mr. Aisner was selected as a director based on his familiarity with our dealer manager's operations and extensive investment management experience. From 1996 until joining Behringer Harvard in 2003, Mr. Aisner served as (1) Executive Vice President of AMLI Residential Properties Trust, formerly a NYSE-listed REIT focused on the development, acquisition and management of upscale apartment communities, which served as advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities, (2) President of AMLI Management Company that oversaw all of AMLI's apartment operations in 80 communities, (3) President of the AMLI Corporate Homes division that managed AMLI's corporate housing properties, (4) Vice President of AMLI Residential Construction, a division of AMLI that performed real estate construction services, and (5) Vice President of AMLI Institutional Advisors, the AMLI division that served as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities. Mr. Aisner also served on AMLI's Executive Committee and Investment Committee. From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group and a general commercial property management group. From 1984 to 1994, he was employed by HRW Resources, Inc., a real estate development and management company, where he served as Vice President. Mr. Aisner is a member of the Board of Directors of the Association of Foreign Investors in Real Estate, the Board of Directors of the National Multi-Housing Council, the Urban Land Institute and the Pension Real Estate Association. Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire. Our Board of Directors believes that this experience allows Mr. Aisner to offer valuable insight and advice with respect to raising capital and implementing our investment strategies.

  Andrew C. Cooper

        Mr. Cooper's over 25 years of experience in venture capital management, venture capital investing and investment banking provides our Board of Directors with a wealth of leadership, business investing and financial experience. Mr. Cooper's experience as the co-founder, director and former co-CEO of Unison Site Management LLC, a leading cellular site owner with 2,000 plus cell sites which generate more than $40 million in annual cash flow, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides our Board of Directors with the benefit of leadership and experience in finance and management. Mr. Cooper also serves on the board of Brand Asset Digital, Aquatic Energy and the Madison Square Boys and Girls Club of New York. Further, Mr. Cooper's time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies and Weblink Wireless, provides our Board of Directors with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  William J. Gremp

        Mr. Gremp brings to our Board of Directors a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1990 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1990, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  Eugene S. Stark

        Mr. Stark brings to our Board of Directors over 20 years of experience in directing the financial and administrative functions of investment management organizations. Our Board of Directors benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark's position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide our Board of Directors with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of Prospect Capital Corporation, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, four years as Senior Vice President of Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant. Mr. Stark's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee. Mr. Stark is also a member of Mount Saint Mary Academy's Finance Committee.

  Information about Executive Officers Who are Not Directors

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael D. Cohen, 38	Executive Vice President	Executive Vice President since July 2012	Mr. Cohen is also the Executive Vice President of our Adviser and has served in numerous executive roles with other entities affiliated with Behringer Harvard Holdings since 2005.
Frank V. Saracino, 46	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since October 2012

Mr. Saracino is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser and a Managing Director of Prospect Administration. From August 2008 to June 2012, he served in various executive capacities within Macquarie Group's Finance divisions. Prior to that, he served as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald.

        Mr. Cohen has served as our Executive Vice President since inception. Mr. Cohen also serves as Executive Vice President of our Adviser and of a number of other entities affiliated with Behringer Harvard Holdings, as well as a member of the board of directors of Behringer Harvard Opportunity REIT II, Inc., an investment program sponsored by Behringer Harvard Holdings. Mr Cohen is also a member of the Board of Managers of Behringer Harvard Holdings. Mr. Cohen works closely with our dealer manager to develop institutional investments and manage relationships with the company's institutional investors. Mr. Cohen joined Behringer Harvard in 2005 from Crow Holdings, the investment office of the Trammell Crow Company, where he concentrated on the acquisition and management of the firm's office, retail, and hospitality assets. Mr. Cohen began his career in 1997 at Harvard Property Trust and Behringer Partners, predecessor companies to Behringer Harvard. He received a Bachelor of Business Administration degree from the University of the Pacific in Stockton, California, and a Master's degree in Business and Finance from Texas Christian University in Fort Worth, Texas. He is a member of the Association of Foreign Investors in Real Estate.

        Mr. Saracino has served as our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since October 2012. Mr. Saracino also currently serves as the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser and as a Managing Director of our Administrator, concentrating on portfolio management, strategic and growth initiatives and other management functions. Mr. Saracino joined us and Prospect in 2012 from Macquarie Group, where he was Managing Director and Finance head for its Americas non-trading businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. He holds a Bachelor of Science degree from Syracuse University.

        The address for our executive officers is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 44th Floor, New York, New York 10016.

Director Independence

        Our Board of Directors annually determines each director's independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

        In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director, shall be considered to be independent if he or she is not an "interested person" of us, as defined in Section 2(a)(19) of the 1940 Act.

        Our Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Eliasek, as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Mr. Aisner, as a result of his executive positions at certain affiliates of our Adviser.

Board Leadership Structure

        Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and our services and expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and executive officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

        Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by our Board of Directors. We do not have a fixed policy as to whether the Chairman of our Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of us and our stockholders at such times.

        Presently, Mr. Eliasek serves as the Chairman of our Board of Directors. Mr. Eliasek is an "interested person" of us as described above. We believe that Mr. Eliasek's history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Eliasek's relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, helping these groups act with a common purpose.

        Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of our Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

        We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board's Role in Risk Oversight

        Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

        As described below in more detail under "Committees of the Board of Directors," our audit committee and our nominating and corporate governance committee assist our Board of Directors in fulfilling its risk oversight responsibilities. Our audit committee's risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments, overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. Our nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management.

        Our Board of Directors also performs its risk oversight responsibilities with the assistance of our chief compliance officer. Our Board of Directors annually reviews a written report from our chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. Our chief compliance officer's annual report addresses at a minimum (i) the operation of our compliance policies and procedures and our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of our chief compliance officer's annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, our chief compliance officer meets separately in executive session with the independent directors at least quarterly.

        We believe that our Board of Directors' role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a registered closed-end management investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any company in which one of our affiliates currently has an investment.

        We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of our Board of Directors

        Our Board of Directors has the following committees:

  Audit Committee

        Our audit committee is responsible for establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our Senior Secured Loans and investments; selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefore); reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of our audit committee will be Messrs. Cooper, Gremp and Stark, all of whom are independent. Mr. Stark will serve as the Chairman of our audit committee and our Board of Directors has determined that Mr. Stark is an "audit committee financial expert" as defined under SEC rules.

  Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our Board of Directors or a committee thereof, develops and recommends to our Board of Directors a set of corporate governance principles and oversees the evaluation of our Board of Directors and our management. The committee will be composed of Messrs. Cooper, Gremp and Stark. Mr. Gremp will serve as Chairman of our nominating and corporate governance committee.

        Our nominating and corporate governance committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation will not be considered if one is received.

        Our nominating and corporate governance committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our shares owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.

        In evaluating director nominees, the members of our nominating and corporate governance committee consider the following factors:

  •
  the appropriate size and composition of our Board of Directors;

  •
  whether or not the person is an "interested person" with respect to us as defined in Section 2(a)(19) of the 1940 Act;

  •
  our needs with respect to the particular talents and experience of its directors;

  •
  the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board of Directors;

  •
  familiarity with national and international business matters;

  •
  experience with accounting rules and practices;

  •
  appreciation of the relationship of our business to the changing needs of society;

  •
  the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

  •
  all applicable laws, rules, regulations, and listing standards.

        Our nominating and corporate governance committee's goal is to assemble a Board of Directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience.

        Other than the foregoing there are no stated minimum criteria for director nominees, although the members of our nominating and corporate governance committee may consider such other factors as they may deem are in the best interests of us and our stockholders. Our nominating and corporate governance committee also believes it appropriate for certain key members of our management to participate as members of our Board of Directors.

        The members of our nominating and corporate governance committee identify nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to re-nominate a member for re-election, the independent members of our Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. Our Board of Directors and our nominating and corporate governance committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.

        Our nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, our nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. Our nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. Our nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with our nominating and corporate governance committee's goal of creating a Board of Directors that best serves our needs and the interest of our stockholders.

Compensation of Directors

        Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$0
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000

        We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

        We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers

        Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Behringer Harvard or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement, Administration Agreement and Investor Services Agreement. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Behringer Harvard or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.

        The Investment Advisory Agreement provides that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys' fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Adviser or such other person, and our Adviser and such other person shall be held harmless for any loss or liability suffered by us, if (i) our Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Adviser or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by our Adviser or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Adviser or such other person harmless is only recoverable out of our net assets and not from our stockholders.

Control Persons

        Immediately prior to this offering, our Adviser will own 100% of our outstanding common stock. Following the completion of this offering, the share ownership position in us of our Adviser is expected to represent less than 1% of our outstanding common stock.

 PORTFOLIO MANAGEMENT

        The management of our investment portfolio will be the responsibility of our Adviser and its professionals, which currently includes John F. Barry III, Chief Executive Officer of our Adviser, M. Grier Eliasek, President and Chief Operating Officer of our Adviser and our Chief Executive Officer and President, Michael D. Cohen, Executive Vice President of our Adviser and our Executive Vice President, and Frank V. Saracino, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as Robert J. Klein, John W. Kneisley, and Nishil Mehta. For more information regarding the business experience of Messrs. Eliasek, Cohen and Saracino, see "Management—Board of Directors and Executive Officers," and of Messrs. Barry, Klein, Kneisley, and Mehta, see "—Investment Personnel" below. For information regarding our shares owned by our Adviser's professionals, see "Control Persons and Principal Stockholders" in the SAI. Our Adviser's professionals will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.

        Our executive officers, certain of our directors and certain finance professionals of our Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management, Prospect Administration, and/or Behringer Harvard entities and Prospect Capital Corporation. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Prospect Capital Management or Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser.

        Set forth below is additional information regarding additional entities that are managed by the professionals of our Adviser:

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation(2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. companies	$3.5 billion

(1)
Gross assets are calculated as of December 31, 2012.

(2)
Mr. Cohen is not involved in the management of this entity.

Investment Personnel

        Messrs. Barry, Eliasek, Cohen and Saracino are assisted by Robert J. Klein, John W. Kneisley and Nishil Mehta, who serve as Managing Director, Managing Director and Vice President, respectively, for our Adviser.

        Information regarding Messrs. Barry, Klein, Kneisley and Mehta is set forth below.

        John F. Barry III is the Chief Executive Officer of our Adviser with 30 years of finance industry experience. He also currently serves as Chairman and Chief Executive Officer of Prospect Capital Corporation, as well as a Managing Director of Prospect Capital Management and Prospect Administration. Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed an investment bank, focusing on private equity and debt financing for energy and other companies, and was the founding member of the project finance group at Merrill Lynch & Co. Prior to that, Mr. Barry was a corporate securities lawyer at a premiere United States law firm, advising energy companies and their commercial and investment bankers. Mr. Barry is also chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds.

        Robert J. Klein is a Managing Director of our Adviser with 25 years of finance industry experience. Mr. Klein is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Mehta, manages our relationships with CLO collateral managers and CLO underwriters. Mr. Klein serves a similar role at Prospect Capital Management. From 2002 to 2011, Mr. Klein worked at American Capital, Ltd. where he was a Managing Director and led the New York private equity portfolio team as well as numerous debt investments with financial sponsor clients. From 1992 to 2001, Mr. Klein worked at American Securities and American Industrial Partners, both active middle-market private equity firms. Mr. Klein began his career in the Mergers and Acquisitions groups of First Boston and Morgan Stanley. Mr. Klein holds a JD with Distinction from Stanford Law School and a BA summa cum laude from Yale College where he was a member of Phi Beta Kappa. Mr. Klein has been admitted to the California bar (inactive status). He serves on the Board of Trustees of Temple Beth El of Northern Westchester and on the Committee for Ancient and Byzantine Art at the Art Institute of Chicago. He is a former Professional Fellow of the New York University Center for Law and Business.

        John W. Kneisley is a Managing Director of our Adviser with 21 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of Senior Secured Loans and certain control investments. Mr. Kneisley also managed Silver Point's five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing Senior Secured Loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

        Nishil Mehta is a Vice President of our Adviser with nine years of finance industry experience. Mr. Mehta is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Klein, manages our relationships with CLO collateral managers and CLO underwriters. Mr. Mehta serves a similar role at Prospect Capital Management where he manages capital-raising for Prospect Capital Corporation and critical relationships with Prospect Capital Corporation's investors, lenders, investment banks, and rating agencies. From 2009 to 2010, Mr. Mehta worked at CIT Asset Management, where he served as one of four credit analysts managing a portfolio of middle-market and broadly syndicated leveraged loans funded through CLOs. From 2003 to 2008, Mr. Mehta worked at Wachovia Securities, where he raised and managed structured debt, including for CLOs, for U.S. and European collateral managers. Mr. Mehta also originated and purchased leveraged loans for the purpose of building and managing Wachovia's CLO portfolios. Mr. Mehta holds a BBA with honors from the Goizueta Business School at Emory University.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Adviser

  Management Services and Responsibilities

        Priority Senior Secured Income Management, LLC has registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our Adviser oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory Agreement, our Adviser:

  •
  determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  determines what securities we will purchase, retain or sell;

  •
  identifies, evaluates, negotiates and structures the investments we make; and

  •
  executes, monitors and services the investments we make.

        Our Adviser's services under the Investment Advisory Agreement may not be exclusive, and our Adviser is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser's management team.

  Advisory Fees

        We will pay our Adviser a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to our Adviser and any incentive fees it earns will ultimately be borne by our stockholders.

        Base Management Fee.    The base management fee is calculated at an annual rate of 2.0% of our total assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our total assets as of the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as our Adviser shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

        Subordinated Incentive Fee.    The subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly preferred return to investors, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, of 1.5% (6.0% annualized), subject to a "catch up" feature. For purposes of this fee "pre-incentive fee net investment income" means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, Administration Agreement and Investor Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and subordinated incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

  •
  No incentive fee is payable to our Adviser in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 1.5%, or the preferred return.

  •
  100% of our pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 1.875% in any calendar quarter (7.5% annualized) is payable to our Adviser. We refer to this portion of our pre-incentive fee net investment income (which exceeds the preferred return but is less than or equal to 1.875%) as the "catch-up." The "catch-up" provision is intended to provide our Adviser with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 1.875% in any calendar quarter.

  •
  20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized) is payable to our Adviser once the preferred return is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to our Adviser).

        The following is a graphical representation of the calculation of the subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter)

Percentage of pre-incentive fee net investment income allocated to incentive fee

        These calculations will be appropriately prorated for any period of less than three months.

Example: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

    Investment income (including interest, dividends, fees, etc.) = 1.25%
    Preferred return(1) = 1.5%
    Base management fee(2) = 0.5%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
    Pre-incentive fee net investment income
    (investment income - (base management fee + other expenses)) = 0.55%

        Pre-incentive fee net investment income does not exceed the preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.525%
Preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 1.825%
Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to "catch-up")(4)
= 100% × (1.825% - 1.5%) = 0.325%

        Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the "catch-up" provision, therefore the subordinated incentive fee on income is 0.325%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 2.8%
Catch up = 100% × pre-incentive fee net investment income (subject to "catch-up")(4)
Subordinated incentive fee on income = 100% × "catch-up" + (20.0% × (pre-incentive fee net investment income - 1.875))
Catch up	= 1.875% - 1.5% = 0.375%
Subordinated incentive fee on income = (100% × 0.375%) + (20.0% × (2.8% - 1.875%))
= 0.375% + (20% × 0.925%) = 0.375% + 0.185% = 0.56%

        Pre-incentive fee net investment income exceeds the preferred return and fully satisfies the "catch-up" provision, therefore the subordinated incentive fee on income is 0.56%.

(1)
Represents 6.0% annualized preferred return.

(2)
Represents 2.0% annualized base management fee on average total assets.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide our Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 1.875% in any calendar quarter.

*
The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

        Our primary operating expenses will be the payment of advisory fees and other expenses under the Investment Advisory Agreement, Administration Agreement and Investor Services Agreement, and other expenses necessary for our operations. Our investment advisory fee will compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  corporate and organizational expenses relating to offerings of our shares, subject to limitations included in the Investment Advisory Agreement;

  •
  the cost of calculating our net asset value, including the cost of any third-party valuation services;

  •
  the cost of effecting sales and repurchases of our shares and other securities;

  •
  investment advisory fees and other expenses under the Investment Advisory Agreement, including routine non-compensation overhead expenses of our Adviser (up to a maximum of 0.0625% of our total assets per quarter, or 0.25% per year, payable quarterly in arrears and based on the average value of our total assets as of the end of the two most recently completed calendar quarters);

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees, and costs related to listing our securities on any securities exchange;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

  •
  direct costs such as printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with accounting, independent audits and outside legal costs;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal securities laws, including compliance with the Sarbanes-Oxley Act;

  •
  brokerage commissions for the purchase and sale of our investments;

  •
  other expenses incurred by a subsidiary of Behringer Harvard in connection with providing investor relations support and related back-office services with respect to our investors under the Investor Services Agreement; and

  •
  all other expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement.

Duration and Termination

        Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was executed and will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory Agreement.

        The Investment Advisory Agreement provides that we may terminate the agreement without penalty upon 60 days written notice to our Adviser. If our Adviser wishes to voluntarily terminate the Investment Advisory Agreement, it must give stockholders a minimum of 60 days' notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

        Without the vote of a majority of our outstanding voting securities, our Investment Advisory Agreement may not be amended in a manner economically material to our stockholders. In addition, should we or our Adviser elect to terminate the Investment Advisory Agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding shares, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act for a time period not to exceed 150 days following the date on which the previous contract terminates.

Indemnification

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of its services under the Investment Advisory Agreement or otherwise as our investment adviser.

Organization of Our Adviser

        Our Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of our Adviser is Priority Senior Secured Income Management, LLC, 10 East 40th Street, 44th Floor, New York, New York 10016.

Board Approval of the Investment Advisory Agreement

        A discussion regarding the basis for our Board of Directors' approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement, of which this prospectus forms a part.

ADMINISTRATION AGREEMENTS

        We have also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or oversees, or arranges for, the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel. Under the Administration Agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, arranges, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is an affiliate of Prospect Capital Management and our Adviser.

        In addition, we have entered into the Investor Services Agreement under which we have agreed to reimburse a subsidiary of Behringer Harvard for providing investor relations support and related back-office services with respect to our investors.

Indemnification

        The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as our administrator. Similar provisions are made with respect to a subsidiary of Behringer Harvard and its representatives under the Investor Services Agreement.

 DISTRIBUTION REINVESTMENT PLAN

        Subject to our Board of Directors' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis beginning no later than the first full calendar quarter after the minimum offering requirement is met. We have adopted an "opt in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient's home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have "opted in" to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares offered pursuant to this prospectus.

        If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may "opt in" to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

        We intend to use newly issued shares to implement the plan and determine the number of shares we will issue to you as follows:

  •
  To the extent our shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an "Exchange"):

  •
  during any period when we are making a "best-efforts" public offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

  •
  during any period when we are not making a "best-efforts" offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

  •
  To the extent our shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

        There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent's fees under the plan.

        If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

        We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account by calling Investor Services at (866) 655-3650 or by writing to the reinvestment agent at Priority Senior Secured Income Fund, Inc., P.O. Box 219768, Kansas City, MO 64121-9768.

        All correspondence concerning the plan should be directed to the reinvestment agent by mail at Priority Senior Secured Income Fund, Inc., P.O. Box 219768, Kansas City, MO 64121-9768 or by telephone at (866) 655-3650.

        We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting us.

 DESCRIPTION OF OUR SECURITIES

        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Stock

        Our authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock and 180,000,000 of which are Class R shares, 10,000,000 of which are Class RIA shares and 10,000,000 of which are Class I shares. There is currently no market for our shares, and we do not expect that a market for our shares will develop in the foreseeable future, if ever. No shares have been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

        Set forth below is a chart describing the classes of our securities to be outstanding as of the date we commence our offering:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column(3)
Class R Common Stock	180,000,000	—	—
Class RIA Common Stock	10,000,000	—	—
Class I Common Stock	10,000,000	—	17,865

        Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that our Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

  Common Stock

        All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion, redemption or appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

        Our three classes of shares differ with respect to the sales load you must pay. For example, you will pay (i) selling commissions and dealer manager fees for the purchase of our Class R shares, (ii) dealer manager fees, but no selling commissions, for the purchase of our Class RIA shares and (iii) no selling commissions or dealer manager fees for the purchase of our Class I shares. However, regardless of class, each share of our common stock will have identical rights with respect to voting and distributions, and will likewise bear its own pro rata portion of our expenses and have the same net asset value as each other share of our common stock. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase in this offering only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. If you are eligible to purchase multiple classes of shares, you should consider, among other things, the amount of your investment, the length of time you intend to hold the shares, the selling commission and fees attributable to each class of shares. Before making your investment decision, please consult with your financial advisor regarding your account type and the classes of shares you may be eligible to purchase.

  Preferred Stock

        Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

        Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

        The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Classified Board of Directors

        Our Board of Directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the annual meeting of stockholders in 2013, 2014, and 2015, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2013, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

  Election of Directors

        Our charter and bylaws provide that each director shall be elected by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our charter provides that the number of directors will be set only by our Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.

        Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

  Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by our Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting or (2) provided that the special meeting was called for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meetings of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the corporation's Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, our charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter:

  •
  any amendment to the provisions of the charter relating to the classification of our Board of Directors, the power of our Board of Directors to fix the number of directors, and the vote required to elect or remove a director;

  •
  any charter amendment that would convert the Company from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the 1940 Act);

  •
  the liquidation or dissolution of the Company or any charter amendment to effect the liquidation or dissolution of the Company;

  •
  any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders;

  •
  any transaction between the Company, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of directors generally, or any affiliate of such a person, group or member of such a group (collectively "Transacting Persons"), on the other hand; or

  •
  any amendment to the provisions of the charter relating to the foregoing requirements.

However, if such amendment, proposal or transaction is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), the amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction; provided further that any transaction related to Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval (unless another provision of our charter or bylaws requires such approval) if approved by at least two-thirds of our continuing directors. In any event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be a registered management investment company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The "continuing directors" are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on our Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

        Our charter and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

        As permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our Board of Directors shall determine such rights apply.

  Control Share Acquisitions

        The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the "Control Share Act"). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel our Board of Directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The Control Share Act does not apply to a registered closed-end investment company, such as the Company, unless the board of directors adopts a resolution to be subject to the Act. Our Board has not adopted such a resolution and our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will adopt a resolution and amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the "Business Combination Act"). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if our Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, our Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by our Board of Directors.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our Board of Directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by our Board of Directors before the time that the interested stockholder becomes an interested stockholder. The Business Combination Act does not apply to a registered closed-end investment company, such as the Company, unless the board of directors adopts a resolution to be subject to the Act. Our Board has not adopted such a resolution and our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act.

Conflict with 1940 Act

        Our bylaws provide that if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

        After the effectiveness of the registration statement, of which this prospectus forms a part, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC's website at www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priority-incomefund.com. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

        Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, periodic reports and other information ("documents") electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        A "U.S. stockholder" generally is a beneficial owner of our shares who is for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the United States;

  •
  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

  •
  A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A "non-U.S. stockholder" generally is a beneficial owner of our shares that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding our shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our shares.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

        We intend to elect, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders. We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

        In order to qualify as a RIC for federal income tax purposes, we must, among other things:

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships," or the Diversification Tests.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received all of the corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Senior Securities" in the SAI. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        We anticipate that the CLOs in which we invest may constitute "passive foreign investment companies" ("PFICs"). If we acquire shares in a PFIC (including equity tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

        If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation ("CFC") (including equity tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation's income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A "U.S. Shareholder," for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

        Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. The CLOs in which we invest may be treated as non-U.S. financial entities for this purpose, and therefore would be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt tranche holders in such CLO, which could materially and adversely affect our operating results and cash flows.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. stockholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        We do not expect that special share distributions that we pay ratably to all investors from time to time, if any, will be taxable. However, in the future, we may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends whether a stockholder elects to receive cash or shares. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases our shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of our shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        If we are not a publicly offered RIC for any period, a non-corporate stockholder's pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a stockholder's adjusted gross income, and are not deductible for alternative minimum tax purposes. A "publicly offered" RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC for our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service, or IRS (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        We may be required to withhold federal income tax, or backup withholding from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

Taxation of non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our shares.

        Distributions of our investment company taxable income to non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        For distributions made to non-U.S. stockholders for taxable years beginning before January 1, 2013, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to our stockholders as "interest-related dividends" or "short-term capital gain dividends," (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning after January 1, 2014, or, whether any significant amount of our distributions would be designated as eligible for this exemption from withholding.

        Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or (ii) such non-U.S. stockholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. stockholder.

        A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Legislation enacted in 2010 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a

non-U.S. Holder and the status of the intermediaries through which they hold their shares, non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a non-U.S. Holder might be eligible for refunds or credits of such taxes.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

        If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income. Subject to certain limitations in the Code, such distributions would be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

PLAN OF DISTRIBUTION

General

        This is a continuous offering of our shares as permitted by the federal securities laws. We are offering to the public three classes of shares, Class R shares, Class RIA shares and Class I shares. We are offering to sell any combination of our shares with a dollar value up to the maximum offering amount. The classes of shares differ with respect to the sales load you must pay. For example, you will pay (i) selling commissions and dealer manager fees for the purchase of our Class R shares, (ii) dealer manager fees, but no selling commissions, for the purchase of our Class RIA shares and (iii) no selling commissions or dealer manager fees for the purchase of our Class I shares. However, regardless of class, each share of our common stock will have identical rights with respect to voting and distributions, and will likewise bear its own pro rata portion of our expenses and have the same net asset value as each other share of our common stock.

        Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase in this offering only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

        We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $1,000 of our shares. We will not sell any shares unless we raise gross offering proceeds of $2.5 million, all of which must be from persons who are not affiliated with us or our Adviser, by one year from the date of this prospectus. Additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest) and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Upon meeting the minimum offering requirement as noted above, funds will be promptly released from escrow to us and investors with subscription funds held in the escrow will be admitted as stockholders as soon as practicable. The dealer manager will notify the network of selected broker-dealers once the minimum offering requirement has been attained. The selected broker-dealers will, in turn, notify the registered representatives, who obtain subscription documents from investors.

        We intend to begin accepting subscriptions on Thursday of each week and close subscriptions the following Wednesday. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers within such timeframe without deduction for any expenses. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our first closing of each month for the sale of shares in this offering. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same such date.

        Subsequent to meeting the minimum offering requirement, we will then sell our shares on a continuous basis at closings at an initial offering price of $15.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price that is below net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 2.5% decrease below our current net offering price, we will reduce our offering price accordingly. We consider any decrease existing at the end of two consecutive fiscal quarters to be non-temporary.

        In addition, a non-temporary decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our Board of Directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share plus selling commissions, dealer manager fees and organizational and offering expenses. If, instead, our Board of Directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%.

        To purchase shares in this offering, you must complete and sign a subscription application (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $1,000 and pay such amount at the time of subscription. Prior to our meeting the minimum offering requirement, you should make your check payable to "UMB Bank N.A., as escrow agent for Priority Senior Secured Income Fund, Inc.", and, along with the completed subscription application, such check will be mailed or delivered by the selected broker-dealer or registered investment adviser to:

Via Mail:	Via Express/Overnight Delivery:
UMB Bank, N.A., as escrow agent for	UMB Bank, N. A., as escrow agent for
Priority Senior Secured Income Fund, Inc.	Priority Senior Secured Income Fund, Inc.
1010 Grand Blvd., 4th Floor	1010 Grand Blvd., 4th Floor
Kansas City, MO 64106	Kansas City, MO 64106
816-860-3017	816-860-3017

        Subsequent to our meeting the minimum offering requirement, you should make your check payable to Priority Senior Secured Income Fund, Inc. and your check and subscription application should be mailed to:

Via Mail:	Via Express/Overnight Delivery:
Priority Senior Secured Income Fund, Inc.	Priority Senior Secured Income Fund, Inc.
c/o Behringer Harvard Investor Services	c/o Behringer Harvard Investor Services
P.O. Box 219768	430 West 7th Street
Kansas City, MO 64121-9768	Kansas City, MO 64105-1407
866-655-3650	866-655-3650

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account.

        An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

        Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares.

About the Dealer Manager

        The dealer manager is Behringer Securities LP. The dealer manager was formed in December, 2001. The dealer manager registered as a broker-dealer with the SEC and the Financial Industry Regulatory Authority, or FINRA, in August, 2002. The dealer manager is an affiliate of our Adviser. The dealer manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to us in connection with the distribution of the shares offered pursuant to this prospectus. For additional information about the dealer manager, including information related to its affiliation with us and our adviser, see "Certain Relationships and Related Party Transactions" in the SAI.

        The principal business address of the dealer manager is 15601 Dallas Parkway, Suite 600, Addison, TX 75001.

Compensation of Dealer Manager and Selected Broker-Dealers

        Except as provided below, the dealer manager receives selling commissions of 6.0% of the gross proceeds of shares sold in the offering. The dealer manager also receives a dealer manager fee of 2.0% of the gross offering proceeds as compensation for acting as the dealer manager.

        The dealer manager authorizes other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may re-allow all of its selling commissions attributable to a selected broker-dealer.

        The dealer manager, in its sole discretion, may re-allow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 2.0% dealer manager fee will be 1.15% of the gross proceeds from shares sold in the offering.

        In addition to the payment of selling commissions and the dealer manager fee, we reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses that are incurred by the dealer manager and/or selected broker-dealers, provided that such expenses are detailed on itemized invoices.

        We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

        We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of our shares are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares will be sold.

        Our executive officers and directors and their immediate family members, as well as officers and personnel of our Adviser and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our Board of Directors, joint venture partners, consultants and other service providers, may purchase our shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of our shares that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, including but not limited to sales for which a volume discount applies, sales to certain institutional investors, sales to employees of selected broker-dealers, sales made by certain selected dealers at the discretion of the dealer manager, sales made to investors whose contract for investment advisory and related brokerage services includes a fixed or "wrap" fee or other asset-based fee arrangement, unless that contract is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, sales through banks acting as directors or fiduciaries and sales to our affiliates. We may also make certain sales directly to these groups designated by management without a broker-dealer intermediary. For such direct sales, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. Our Adviser and its affiliates will be expected to hold their shares purchased as stockholders for investment and not with a view towards distribution.

        We are offering to the public three classes of shares, Class R shares, Class RIA shares and Class I shares, which differ with respect to the sales load you must pay. You will pay (i) selling commissions and dealer manager fees for the purchase of our Class R shares, (ii) dealer manager fees, but no selling commissions, for the purchase of our Class RIA shares and (iii) no selling commissions or dealer manager fees for the purchase of our Class I shares. However, regardless of class, each share of our common stock will have identical rights with respect to voting and distributions, and will likewise bear its own pro rata portion of our expenses and have the same net asset value as each other share of our common stock. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase in this offering only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

        To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

        We are offering volume discounts to investors who purchase more than $999,999 worth of our shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Commission Rate
$1,000 - $999,999	$15.00	6.0%
$1,000,000 - $2,499,999	$14.85	5.0%
$2,500,000 - $4,999,999	$14.70	4.0%
$5,000,000 and up	$14.55	3.0%

(1)
Assumes a $15.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

        We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $15.00, a purchase of $1.25 million of shares would result in a weighted average purchase price of $14.97 per share as shown below:

  •
  $999,999 at $15.00 per share (total: 66,666.6 shares) and a 6.0% commission; and

  •
  $250,001 at $14.85 per share (total: 16,835.084 shares) and a 5.0% commission.

        The following persons may combine their purchases as a "single purchaser" for the purpose of qualifying for a volume discount:

  •
  an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

  •
  a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

  •
  an employees' trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

  •
  all commingled trust funds maintained by a given bank.

        In the event a person wishes to have his or her order combined with others as a "single purchaser," that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

        Only shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount nor will such shares count toward the threshold limits listed above that qualify you for the different discount levels.

Other Discounts

        The dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our shares. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

Transfer on Death Designation

        You have the option of placing a transfer on death, or "TOD," designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the state of Louisiana. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

        In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

  •
  investor sales promotion brochures;

  •
  cover letters transmitting this prospectus;

  •
  brochures containing a summary description of the offering;

  •
  fact sheets describing the general nature of Priority Senior Secured Income Fund, Inc. and our investment objective;

  •
  asset flyers describing our recent investments;

  •
  broker updates;

  •
  online investor presentations;

  •
  third-party article reprints;

  •
  website material;

  •
  electronic media presentations; and

  •
  client seminars and seminar advertisements and invitations.

        All of the foregoing material will be prepared by our Adviser or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

        We are offering shares in this offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

LIQUIDITY STRATEGY

        We intend to pursue a liquidity event for our stockholders, such as a public listing of our shares, immediately following the completion of this offering, subject to then-current market conditions. We expect that it may take up to three years after the completion of this offering to complete a liquidity event. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as "liquidity events." While our intention is to pursue a liquidity event immediately following the completion of this offering, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require shareholder approval, and there can be no assurance that a suitable transaction will be available or that market conditions will permit a liquidity event. As a result, there can be no assurance that we will complete a liquidity event within our proposed timeframe or at all. In making a determination of what type of liquidity event is in the best interest of our stockholders, our Board of Directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

        Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See "Share Repurchase Program" for a detailed description of our share repurchase program.

 SHARE REPURCHASE PROGRAM

        Our securities are not currently listed on any securities exchange, and we do not expect a public market for them to develop in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

        Beginning with the first calendar quarter following the one-year anniversary of the date that we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our Board of Directors unless, in the judgment of our Board of Directors, such repurchases would not be in our best interests or in the best interests of our stockholders, or would violate applicable law. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first closing in such month for the sale of shares in this offering. We will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Exchange Act and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

        Our Board of Directors also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

  •
  the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

  •
  the liquidity of our assets (including fees and costs associated with disposing of assets);

  •
  our investment plans and working capital requirements;

  •
  the relative economies of scale with respect to our size;

  •
  our history in repurchasing shares or portions thereof; and

  •
  the condition of the securities markets.

        We will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted below. At the discretion of our Board of Directors, we may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan. We will offer to repurchase such shares at a price equal to the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase.

        If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the 1940 Act.

        Our Board of Directors will require that we repurchase shares or portions thereof from you pursuant to written offers only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written submissions for repurchase of shares from our stockholders.

        When our board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

        Any repurchase offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the repurchase offer. In the materials that we will send to our stockholders, we will include the date that the repurchase offer will expire. All tenders must be received prior to the expiration of the repurchase offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the repurchase offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the repurchase offer period by a minimum of an additional ten business days.

        In order to submit shares to be repurchased, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the repurchase offer, stockholders may withdraw their submissions by sending a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time after the date that is 40 business days following the commencement of the repurchase offer.

        We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction, including laws that prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.

        While we intend to conduct quarterly repurchase offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. Also, if you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your shares that are held in such account.

        In the event that our Adviser or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may submit shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contribution of our Adviser. Our Adviser will not submit its shares for repurchase as long as our Adviser remains our investment adviser.

        We intend to apply for exemptive relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our share repurchase program.

 CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1719 Range Way, Florence, South Carolina 29501. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 430 W. 7th Street, Kansas City, MO 64105, telephone number: (866) 655-3650.

LEGAL MATTERS

        Certain legal matters in connection with the offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. and Venable LLP, Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        BDO USA, LLP, is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares offered by this prospectus. The registration statement contains additional information about us and our shares being offered by this prospectus, including a SAI. The SAI, as it may be amended from time to time, is incorporated by reference herein to this prospectus. For your reference, the SAI discusses the following topics:

    CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
    CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
    REGULATION
    BROKERAGE ALLOCATION AND OTHER PRACTICES
    FINANCIAL STATEMENTS

        We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priority-incomefund.com.

 PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Priority Senior Secured Income Fund, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Priority Senior Secured Income Fund, Inc.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you periodic reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized personnel of our Adviser.  It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

  •
  Service providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and government officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

APPENDIX A: SUBSCRIPTION AGREEMENT

PRIORITY SENIOR SECURED
INCOME FUND, INC. APPLICATION
IF YOU NEED ASSISTANCE IN COMPLETING THIS APPLICATION,
PLEASE CALL INVESTOR SERVICES AT 866.655.3650

(1) INVESTMENT	Until minimum offering amount has been raised and escrow has been broken, make all checks* payable to:
 "UMB Bank, N.A., Escrow Agent for Priority Senior Secured Income Fund,  Inc."
After the minimum offering amount has been raised and escrow has been broken, make all checks* payable to:
 "Priority Senior Secured Income Fund, Inc."
*Cash, cashier's checks/official bank checks under $10,000, foreign checks, money orders, third party checks, or traveler's checks are not accepted

 INVESTMENT AMOUNT: $____________________________
The minimum investment is $1,000—All additional investments must be for at least $500.00

Share Class Please select one of the following
☐	Class R Shares	☐	Class RIA Shares	☐	Class I Shares
	Purchased through a Broker Dealer		Purchased through an RIA		Purchased through an Institutional agreement
☐
Waiver of Commission. Please check this box if you are eligible for a waiver of commission. Waivers of commissions are available to: purchases through an affiliated investment advisor, participating Broker-Dealer or its retirement plan, or for a representative of a participating Broker-Dealer or his or her retirement plan or family members(s).

(2)	☐	Individual	☐ Trust Include title and signature pages
NON-	☐	Joint Tenant:

CUSTODIAL			Type of Joint Tenancy
OWNERSHIP			Joint accounts will be registered as joint tenants with rights of survivorship unless otherwise indicated

☐	Corporation (specify below)
	☐ S-Corp	☐	Pension or Profit Sharing Plan	☐	Partnership
	☐ C-Corp		Include Plan Documents

☐	Uniform Gift/Transfer to Minors (UGMA/UTMA)
	Under the UGMA/UTMA of the State of	___________________________________________________________________________________________________________________________________________________________________________________________________________

☐	Other:	___________________________________________________________________________________________________________________________________________________________________________________________________________
Specify

(3)	☐	IRA:	________________________________________________________________________________	☐	Pension or Profit-Sharing Plan	☐	Other:	________________________________________________________________________________
CUSTODIAL			Type of IRA (Traditional, Roth, or SEP)					Specify

OWNERSHIP	Custodian Name:	________________________________________	Custodian Tax ID:	________________________________________

Send all	Street/P.O. Box:	________________________________________________________________________________________________________________________________________________________________

paperwork directly	City, State, Zip:	________________________________________________________________________________________________________________________

to the custodian	Custodial Account #:	________________________________________________________________________________	Custodian Telephone #:	________________________________________________________________________________

(4)	Please print name(s) in which shares are to be registered.

INVESTOR	☐	U.S. Citizen	☐	Resident Alien	☐	Non-Resident Alien

INFORMATION	Country or Origin:	Country or Origin:

REQUIRED	Owner/Trust/Entity Name:	________________________________________________________________________________

Tax ID/SS#	____________________________________________________________	Date of Birth:	____________________________________________________________

Jt. Owner/Trustee Name:	________________________________________________________________________________

Tax ID/SS#	________________________________________________________________________________	Date of Birth:	________________________________________________________________________________

Street Address (required):	________________________________________________________________________________

City:	____________________________________________________________	State:	____________________________________________________________	Zip code:	____________________________________________________________

If Non-U.S., Specify Country:	________________________________________________________________________________	Daytime Phone:	________________________________________________________________________________

Mailing Address (optional):	________________________________________________________________________________

City:	____________________________________________________________	State:	____________________________________________________________	Zip code:	____________________________________________________________

If Non-U.S., Specify Country:	________________________________________________________________________________	Daytime Phone:	________________________________________________________________________________

E-mail Address (optional):	________________________________________________________________________________

(5)	Complete this section to enroll in the Distribution Reinvestment Plan or to elect to receive distributions by check mailed to you, by check mailed to a third-party or alternate address, or by direct deposit.
DISTRIBUTIONS	Custodial accounts may not direct distributions to a party other than the Custodian address of record.
I hereby subscribe for shares of Priority Senior Secured Income Fund, Inc. and elect the distribution option indicated below:
	☐	Participate in the Distribution Reinvestment Plan (see Prospectus for details)
	☐	Check mailed to the address of record/Custodian for the benefit of the investor
	☐	Check mailed to third party/alternate address
To direct distributions to a party other than the registered owner, please provide applicable information below.
Third Party/Alternate Address

Institution/Payee Name:	________________________________________________________________________________
Account #:	________________________________________________________________________________
Name on Account:	________________________________________________________________________________
Street/P.O. Box:	________________________________________________________________________________

	City:	____________________________________________________________	State:	____________________________________________________________	Zip Code:	____________________________________________________________
☐	Direct Deposit – please attach a pre-printed voided check. I authorize Priority Senior Secured Income Fund, Inc. or its agent to deposit my distribution to my checking or savings account. This authority will remain in force until I notify Priority Senior Secured Income Fund, Inc. in writing to cancel it. In the event that Priority Senior Secured Income Fund, Inc. deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

(6)	You may select more than one option.
ACCOUNT OPTIONS	☐	Automatic Purchase Plan – please attach a pre-printed voided check This option is not available for Custodial accounts
Electronic Funds Transfer from your bank account directly to your Priority Senior Secured Income Fund investment account ($500 minimum). I authorize Priority Senior Secured Income Fund or its agent to draft from my checking or savings account. This authority will remain in force until I notify Priority Senior Secured Income Fund in writing to cancel it. In the even that Priority Senior Secured Income Fund drafts funds erroneously from my account, they are authorized to credit my account for an amount not to exceed the amount of the erroneous draft.
I authorize Priority Senior Secured Income Fund, Inc. or its agent to draft from my checking or savings account in the amount of $ (last day of the month).
☐ Electronic Delivery of Reports and Updates. I authorize Priority Senior Secured Income Fund, Inc. to make available on its website at www.priority-incomefund.com its quarterly reports, annual reports, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any property or marketing updates, and to notify me via e-mail when such reports or updates are available in lieu of receiving paper documents. (You must provide an e-mail address if you choose this option.)
E-mail Address:

(7)	The Financial Advisor must sign below to complete order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor's legal residence.

BROKER	Broker-Dealer Name:	________________________________________________________________________________	Phone Number:	________________________________________________________________________________

DEALER/	Street/P.O. Box:	________________________________________________________________________________

FINANCIAL	City:	____________________________________________________________	State:	____________________________________________________________	Zip code:	____________________________________________________________

ADVISOR	Financial Advisor Name:	________________________________________________________________________________	Phone Number:	________________________________________________________________________________

INFORMATION	Financial Advisor #:	________________________________________________________________________________	Branch #:	________________________________________________________________________________

(All fields must be	Advisor Mailing Address:	____________________________________________________________

completed)	City:	____________________________________________________________	State:	____________________________________________________________	Zip code:	____________________________________________________________

☐
Registered Investment Adviser (RIA): All sales of securities must be made through a Broker-Dealer. If an RIA has introduced a sale, the sale must be conducted through (1) the RIA in his or her capacity as a Registered Representative of a Broker-Dealer, if applicable; (2) a Registered Representative of a Broker-Dealer which is affiliated with the RIA, if applicable; (3) if neither (1) nor (2) is applicable, an unaffiliated Broker-Dealer (Section 7 must be filled in).
The undersigned confirm on behalf of the Broker-Dealer that they (1) have reasonable ground to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (2) have discussed such investor's prospective purchase of shares with such investor; (3) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (4) have delivered a current Prospectus and related supplements, if any, to such investor; (5) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (6) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards required by applicable law, regulation or rule, as well as any suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto.

Financial Advisor Signature	Date

(8) SUBSCRIBER SIGNATURES		TAXPAYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER CONFIRMATION (required): The investor signing below, under penalties of perjury, certifies that (1) the number shown on this application is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien) unless I have otherwise indicated in section 4 above.

I understand that I will not be admitted as a stockholder until my investment has been accepted. Depositing of my check alone does not constitute acceptance. The acceptance process includes, but is not limited to, reviewing the Application for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA PATRIOT Act and depositing funds.

Priority Senior Secured Income Fund, Inc. is required by law to obtain, verify and record certain personal information from your or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also look to see other identifying documents. If you do not provide the information, Priority Senior Secured Income Fund, Inc. may not be able to open your account. By signing the Application, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf. In order to induce Priority Senior Secured Income Fund, Inc. to accept this application, I hereby represent and warrant to you as follows:
	ALL ITEMS MUST BE READ AND INITIALED	Owner	Joint Owner
(1) I have received the final Priority Senior Secured Income Fund, Inc. Prospectus.

(2) I acknowledge that there is no public market for the shares and, thus, my investment in shares is not liquid.

(3) I (we) represent that I am (we are) purchasing the shares for my (our) own account, or, if I am (we are) purchasing shares on behalf of a trust or other entity of which I am (we are) trustee(s) or authorized agent(s), then I (we) represent that I (we) have due authority to execute the Application and do hereby legally bind the trust or other entity of which I am (we are) trustee(s) or authorized agent(s).

We will deliver a confirmation of sale to you after your purchase is completed.

If you participate in the Distribution Reinvestment Plan or make subsequent purchases of shares of Priority Senior Secured Income Fund, Inc., including purchases made pursuant to our Automatic Purchase Plan, you agree that, if you fail to meet the suitability requirements for making an investment in shares or can no longer make the representations or warranties set forth in this Section 8, you are required to promptly notify Priority Senior Secured Income Fund, Inc. and your Broker-Dealer in writing.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF IRA OR QUALIFIED PLAN IS ADMINISTERED BY A THIRD PARTY.

All items on the Application must be completed in order for your application to be processed. Subscribers are encouraged to read the Prospectus in its entirety for a complete explanation of an investment in Priority Senior Secured Income Fund, Inc.

Owner/Trustee Signature	Date
Jt. Owner/Trustee/Custodian Signature	Date

(9) MAILING	Prior to our meeting the minimum offering requirement, you should make your check payable to UMB Bank, N.A., as escrow agent for Priority Senior Secured Income Fund, Inc., and, along with the completed Subscription Application, such check will be mailed or delivered by the selected Broker-Dealer or Registered Investment Advisor to:
INSTRUCTIONS	Via Mail: UMB Bank, N.A., as escrow agent for Priority Senior Secured Income Fund, Inc. 1010 Grand Blvd., 4th Floor Kansas City, MO 64106 816-860-3017	Via Express/Overnight Delivery: UMB Bank, N.A., as escrow agent for Priority Senior Secured Income Fund, Inc. 1010 Grand Blvd., 4th Floor Kansas City, MO 64106 816-860-3017
ACH/Wire Instructions: Bank: UMB Bank, N.A., Escrow Agent for Priority Senior Secured Income Fund, Inc. ABA #:101000695, Account #: 9872012712

Subsequent to our meeting the minimum offering requirement, you should make your check payable to Priority Senior Secured Income Fund, Inc., and, along with the completed Subscription Application, such check will be mailed or delivered by the selected Broker-Dealer or Registered Investment Advisor to:
	Via Mail: Priority Senior Secured Income Fund, Inc. c/o Behringer Harvard Investor Services P.O. Box 219768 Kansas City, MO 64121-9768 866-655-3650	Via Express/Overnight Delivery: Priority Senior Secured Income Fund, Inc. c/o Behringer Harvard Investor Services 430 West 7th Street Kansas City, MO 64105-1407 866-655-3650
ACH/Wire Instructions: Bank: UMB Bank, N.A., for Priority Senior Secured Income Fund, Inc. ABA #:101000695, Account #: 9871691551

        You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 100,000,000

Shares of Common Stock

of

Priority Senior Secured Income Fund, Inc.

PROSPECTUS

May 9, 2013
Behringer Securities LP

PRIORITY SENIOR SECURED INCOME FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION          MAY 9, 2013

        This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated May 9, 2013, relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at (212) 448-0702, or by visiting our website at www.priority-incomefund.com.

        Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC's website at www.sec.gov, at no charge.

        We are a newly formed entity and therefore have no operating history to report. We have not operated under any other name or conducted other business activity.

        Unless otherwise noted, the terms "we," "us," "our," and "Priority Senior Secured Income Fund, Inc." refer to Priority Senior Secured Income Fund, Inc. Terms not defined herein have the same meaning as given to them in the prospectus.

SAI-1

Page
TABLE OF CONTENTS	SAI-2
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-3
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	SAI-6
REGULATION	SAI-8
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-13
INDEX TO FINANCIAL STATEMENTS	F-1

SAI-2

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we will pay our Adviser a base management fee and an incentive fee, and will reimburse our Adviser for routine non-compensation overhead expenses. See "Investment Advisory Agreement" in the Prospectus for a description of how the fees payable to our Adviser will be determined.

        We have also entered into an Administration Agreement with Prospect Administration. Pursuant to the Administration Agreement, we will reimburse Prospect Administration for administrative services provided to us and our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement. See "Administration Agreements" in the Prospectus for a description of our reimbursement obligation to Prospect Administration. In addition, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser's management team. We have also entered into the Investor Services Agreement under which we have agreed to reimburse a subsidiary of Behringer Harvard for providing investor relations support and related back-office services with respect to our investors.

        Certain of the executive officers, directors and finance professionals of Prospect Capital Management, Prospect Administration, and Behringer Harvard who perform services for us on behalf of our Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management entities (including Prospect Capital Corporation), and Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Prospect Capital Management and Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management and Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser.

        Prior to the occurrence of a liquidity event, all transactions with affiliates of ours shall be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.

        We entered into a license agreement with our Adviser, pursuant to which our Adviser agreed to grant us a nonexclusive, royalty free license to use the name "Priority Senior Secured Income Fund, Inc." Under this agreement, we have a right to use such name for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to our name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.

        Our Adviser has funded offering costs and organization costs in the amount of approximately $821,000 as of October 12, 2012. There will be no liability on our part for the offering or organization costs funded by our Adviser until we have met the minimum offering requirement. At such time, our Adviser will be entitled to receive up to 5% of the gross proceeds raised from outside investors until all offering costs and organization costs funded by our Adviser or its affiliates have been recovered.

Allocation of our Adviser's Time

        We rely, in part, on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management, Prospect Administration, Prospect Capital

SAI-3

Corporation, and Behringer Harvard. Our Adviser and its personnel will devote only as much of its and their time to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

        However, Prospect Capital Management and Behringer Harvard believe that our Adviser's professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Prospect Capital Management-sponsored and Behringer Harvard-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at our Adviser providing services to multiple programs. For example, our Adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of Investments

        Concurrent with this offering, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect Capital Management, which serves as the investment adviser to Prospect Capital Corporation. Prospect Capital Corporation is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. As a result, we may compete with any such investment entity for the same investors and investment opportunities. If we pursue and are able to obtain exemptive relief from the SEC, we may co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations promulgated thereunder. There is no assurance that we will pursue or obtain such relief. In the event that we do not pursue, or the SEC does not grant us, relief, we could be limited in our ability to invest in certain portfolio companies in which our Adviser or any of its affiliates, including Prospect Capital Management and Prospect Capital Corporation, are investing or are invested. Even if we are able to receive exemptive relief, we will be unable to participate in certain transactions originated by our Adviser or its affiliates prior to receipt of such relief unless we co-invest in accordance with existing regulatory guidance. To the extent we are able to make co-investments with our Adviser's affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.

        Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to Prospect Capital Corporation or another affiliate of our Adviser.

        To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

SAI-4

Affiliated Dealer Manager

        The dealer manager is an affiliate of our Adviser. This relationship may create conflicts in connection with the dealer manager's due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with our Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering.

SAI-5

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our shares by:

  •
  each person known to us to beneficially own more than 5% of the outstanding shares;

  •
  each member of our Board of Directors and each executive officer; and

  •
  all of the members of our Board of Directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise specified, the address of each beneficial owner is 10 East 40th Street, 44th Floor, New York, New York 10016.

Shares Beneficially Owned as of the Date of This Prospectus
Name	Number of Shares	Percentage of class assuming minimum is purchased	Percentage assuming maximum amount is purchased
5% or Greater Stockholders:
Priority Senior Secured Income Management, LLC(1)	17,865	11.8%	*
Interested Directors:
M. Grier Eliasek	—	—	—
Robert S. Aisner	—	—	—
Independent Directors:
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
Executive Officers:
Michael D. Cohen	—	—	—
Frank V. Saracino	—	—	—
All officers and members of our Board of Directors as a group (persons)	—	—	—

(1)
Priority Senior Secured Income Management, LLC is owned 50% by Prospect Capital Management and 50% by Behringer Harvard.

SAI-6

        The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that are beneficially owned by each member of our Board of Directors, based on the assumed initial public offering price of $15.00 per share.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:
M. Grier Eliasek	None
Robert S. Aisner	None
Independent Directors:
Andrew C. Cooper	None
William J. Gremp	None
Eugene S. Stark	None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

        The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that are owned by each of our Adviser's professionals that do not serve on our Board of Directors, based on the assumed initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001 - $500,000
Michael D. Cohen	None
Frank V. Saracino	None
Robert J. Klein	None
John W. Kneisley	None
Nishil Mehta	None

(1)
The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

SAI-7

REGULATION

        We are a newly organized, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

  •
  change our classification to an open-end management investment company;

  •
  except in each case in accordance with our policies with respect thereto set forth in this SAI and the Prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

  •
  deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

  •
  change the nature of our business so as to cease to be an investment company.

        A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company's voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

        As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

        As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

SAI-8

        We will generally not be able to issue and sell our common stock at a price below net asset value per share. See "Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage" in the Prospectus. We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

        As a registered closed-end management investment company, we will generally be limited in our ability to invest in any portfolio company in which our Adviser or any of its affiliates currently has an investment or to make any co-investments with our Adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

        We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares in the first 12 months following effectiveness of the registration statement, of which this prospectus forms a part, or until the proceeds of this offering are substantially invested in accordance with our investment objective. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        As a registered closed-end management investment company, we will be subject to certain risks and uncertainties. See "Risk Factors—Risks Related to Our Business and Structure" in the Prospectus.

Fundamental Investment Policies

        The restrictions identified as fundamental below, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act.

        As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an "underwriter" of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

        We do not have any fundamental policies with respect to the concentration of our investments in a particular industry or group of industries, and we do not intend to operate as a diversified investment company under the 1940 Act. We may invest up to 100% of our assets in Target Securities, which may be acquired directly in privately negotiated transactions or in secondary market purchases. Our

SAI-9

intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

        As a registered closed-end management investment company, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Adviser in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we are permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We may seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates. However, there can be no assurance that we will seek or obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates only in accordance with existing regulatory guidance.

        We may borrow money or issue senior securities up to the maximum amount permitted by the 1940 Act. See "—Senior Securities" below.

Temporary Investments

        Pending investment in portfolio securities consistent with our investment objective and strategies described in this prospectus, our investments may consist of cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without

SAI-10

regard to asset coverage. For a discussion of the risks associated with leverage, See "Risk Factors—Risks Related to Debt Financing" in the Prospectus.

Code of Ethics

        We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes' requirements. We have attached our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy our code of ethics at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC's Internet site at www.sec.gov.

Compliance Policies and Procedures

        We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set forth below. The guidelines are reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.

  Introduction

        As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

        These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

  Proxy Policies

        Our Adviser will vote proxies relating to our securities in the best interest of its clients' stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

        The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

SAI-11

  Proxy Voting Records

        You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 44th Floor, New York, New York 10016.

Other

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Sarbanes-Oxley Act of 2002

        The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

  •
  pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

SAI-12

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

SAI-13

INDEX TO FINANCIAL STATEMENTS

        The following financial statements of Priority Senior Secured Income Fund, Inc. are included in this statement of additional information:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Priority Senior Secured Income Fund, Inc.
New York, New York

        We have audited the accompanying Statement of Assets and Liabilities of Priority Senior Secured Income Fund, Inc. (the "Company") as of February 6, 2013, and the related statements of operations, changes in net assets and cash flows for the period from July 19, 2012 (inception) to February 6, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Priority Senior Secured Income Fund, Inc. at February 6, 2013, and the results of its operations, changes in net assets and its cash flows for the period from July 19, 2012 (inception) to February 6, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
New York, New York
February 15, 2013

Priority Senior Secured Income Fund, Inc.

Statement of Assets and Liabilities

February 6, 2013

Assets
Cash and cash equivalents	$246,565
Deferred offering cost	945,955

Total assets	$1,192,520
Liabilities
Due to Adviser	$1,092,514

Total liabilities	1,092,514

Net Assets	$100,006

Components of Net Assets:
Common stock, $0.01 par value, 200,000,000 shares authorized and 17,865 shares issued and outstanding	179
Capital in excess of par	246,386
Accumulated net investment loss	(146,559)

Net assets	100,006

Net asset value per share	$5.60

See Accompanying Notes to Financial Statements

Priority Senior Secured Income Fund, Inc.

Statement of Operations

Period from July 19, 2012 (inception) to February 6, 2013

Investment Income	$—

Operating Expenses
Organization expenses	146,559

Total Operating Expenses	146,559

Net decrease in net assets resulting from operations	$(146,559)

Net investment loss per share	$(8.20)

See Accompanying Notes to Financial Statements

Priority Senior Secured Income Fund, Inc.

Statement of Changes in Net Assets

Period from July 19, 2012 (inception) to February 6, 2013

Operations
Net investment loss	$(146,559)

Net decrease in net assets resulting from operations	(146,559)
Capital shares transactions
Issuance of common stock	246,565
Net increase in net assets resulting from capital share transactions	100,006

Total increase in net assets	100,006
Net assets, at beginning of period	—

Net assets, at end of period	$100,006

Capital Share Activity
Shares issued from subscriptions	17,865

Shares outstanding, at end of period	17,865

See Accompanying Notes to Financial Statements

Priority Senior Secured Income Fund, Inc.

Statement of Cash Flows

Period from July 19, 2012 (inception) to February 6, 2013

Operating Activities:
Net decrease in net assets resulting from operations	$(146,559)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating actives:
Increase In:
Deferred offering costs	(945,955)
Due to Adviser	1,092,514

Net cash used in operating activities	—

Financing activities
Issuance of common stock	246,565

Net cash provided by financing activities	246,565

Total increase in cash	246,565
Cash, at beginning of period	—

Cash, at end of period	$246,565

See Accompanying Notes to Financial Statements

Priority Senior Secured Income Fund, Inc.

Notes to Financial Statements

February 6, 2013

Note 1. Principal Business and Organization

        Priority Senior Secured Income Fund, Inc. (the "Company") was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 and has been inactive since that date except for matters relating to its organization and registration as an externally managed, non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended. The Company's investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. The Company anticipates that at least 80% of its portfolio will comprise senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which are collectively referred to as "Senior Secured Loans," or pools of Senior Secured Loans, with an emphasis on current income. The Company intends to implement its investment objective in part by purchasing (either in the primary or secondary markets) the equity and junior debt tranches of a type of such pools known as Collateralized Loan Obligations or "CLO", which are entities formed to manage a portfolio of Senior Secured Loans.

        The Company will be managed by Priority Senior Secured Income Management LLC (the "Adviser"), an affiliate of the Company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), pursuant to an investment advisory agreement. (See Note 4).

        The Company's capitalization as of February 6, 2013 is approximately $100,000. The Company contemplates offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15 per share. Until the Company raises gross proceeds of at least $2,000,000 (which was subsequently raised to $2.5 million), all from persons not affiliated with Company or the Adviser, within 12 months from the date of the commencement of the offering (the "Minimum Offering Requirement"), no fees will be payable by the Company to the Adviser. If the Company does not meet the Minimum Offering Requirement, it will return all funds, including any interest earned on such funds, to stockholders and stop offering shares. The Company expects the share offering period to last for up to 36 months from the date of the commencement of the offering.

        Beginning with the first calendar quarter following the one-year anniversary of the date that the Company meets the Minimum Offering Requirement, and on a quarterly basis thereafter, the Company intends to offer to repurchase shares. The Company will not be required to repurchase shares and will only do so on such terms as may be determined by its Board of Directors.

        The Company's fiscal year-end is June 30.

Note 2. Summary of Significant Accounting Policies

        Basis of Presentation:    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP).

        Organization and Offering Expenses:    Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company's statement of operations. Offering costs prior to the commencement of operations are capitalized on the Company's statement of assets and liabilities as deferred charges until operations begin and thereafter will be amortized to expense over twelve months on a straight-line basis. Commencement of operations is considered to be the date the Securities and Exchange Commission ("SEC) declares the Company's registration statement on Form N-2 effective. The company will charge all offering costs incurred after the commencement of operations against

Priority Senior Secured Income Fund, Inc.

Notes to Financial Statements (Continued)

February 6, 2013

Note 2. Summary of Significant Accounting Policies (Continued)

capital in excess of par value on the statement of assets and liabilities. Both organization and offering expenses were determined to be probable of repayment and determinable at February 6, 2013.

        Cash and Cash Equivalents:    The Company considers all highly liquid investments, with maturities of ninety days or less when purchased, as cash equivalents. Cash and cash equivalents held at financial institutions, at times, may exceed insured by the Federal Deposit Insurance Companies.

        Income Taxes:    The Company intends to elect to operate so as to qualify to be taxed as a regulated investment company ("RIC") as defined under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Generally, a RIC is not required to pay corporate-level federal income tax on income and gains distributed to shareholders provided that it distributes at least 90% of "Investment Company Taxable Income," as defined in the Code, each year and meets specified source-of-income and asset diversification requirements. Dividends paid up to one year after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute an amount at least equal to the sum of (1) 98% of its net ordinary income for the calendar year; (2) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which it paid no federal income tax. The Company will generally endeavor each year to avoid any federal excise taxes.

        Use of Estimates:    The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates and those differences could be material.

Note 3. Initial Capital Contribution

        The Company entered into a series of stock purchase agreements with the Adviser. On October 10, 2012 and February 6, 2013, the Adviser contributed cash consideration of $100,000 and $146,565 to purchase 11,111 and 6,754 shares of Class I common stock at $9.00 and $21.70 per share, respectively.

Note 4. Transactions with Affiliates

        The Company intends to enter into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser. The Adviser is 50% owned by Prospect Capital Management LLC ("PCM") and 50% by Behringer Harvard Holdings, LLC ("BHH").The Adviser is responsible for the Company's day-to-day operations. Pursuant to such Investment Advisory Agreement, the Adviser is expected to be paid a 2.0% base management fee and certain incentive fees, if applicable.

        Additionally, the Company intends to enter into an administration agreement (the "Administration Agreement") with Prospect Administration LLC (the "Administrator"), an affiliate of the Adviser. Pursuant to such Administration Agreement, the Administrator is expected to perform, oversee or arrange for the performance of administrative services necessary for the operation of the Company.

Priority Senior Secured Income Fund, Inc.

Notes to Financial Statements (Continued)

February 6, 2013

Note 4. Transactions with Affiliates (Continued)

These services are expected to include, but are not limited to, accounting, finance and legal services. The Company is expected to reimburse the Administrator for the costs incurred by the Administrator to provide these services.

        The Company also intends to enter into an investor services agreement (the "Investor Services Agreement") under which the Company will reimburse a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company's investors.

        The Adviser, on behalf of the Company, paid organization and offering costs of approximately $147,000 and $946,000, respectively, as of February 6, 2013. Organization and offering expenses consists of costs incurred by the Adviser for the registration, marketing and distribution of the Company's shares. These expenses include, but are not limited to legal, accounting, printing, and marketing, and will include salaries and direct expenses of the Adviser's its employees, employees of its affiliates and others for providing these services. As of February 6, 2013, organization and offering costs attributable to the salaries and direct expenses of such employees for providing primarily legal and marketing services was approximately $74,000 and $261,000, respectively.

        Once the Company commences operations and has achieved the Minimum Offering Requirement, the Adviser will be entitled to receive up to 5.0% of gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs listed above and any future offering expenses paid by the Adviser have been recovered.

        The Investment Advisory Agreement, Administration Agreement and Investor Services Agreement will become effective at the commencement of the offering.

        Behringer Securities, LP (the "Dealer Manager"), an indirect wholly-owned subsidiary of BHH, intends to act as dealer manager for the offering. In this role, it will manage a group of selling dealers, including other unaffiliated broker dealers who enter into Selected Dealer Arrangements with the Dealer Manager. The Company will be offering to the public three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisors. Class I shares are available for purchase in this offering only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

  •
  For Class R Shares, purchasers will pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;

  •
  For Class RIA Shares, purchasers will pay dealer manager fees of up to 2.0%, but no selling commissions;

  •
  For Class I Shares, purchasers will pay no selling commissions or dealer manager fees.

Priority Senior Secured Income Fund, Inc.

Notes to Financial Statements (Continued)

February 6, 2013

Note 4. Transactions with Affiliates (Continued)

        The Dealer Manager is expected to re-allow the full amount of selling commissions to selected dealers and may re-allow up to 1.15% of the dealer manager fee to selected dealers for reimbursement of marketing expenses.

Note 5. Subsequent Events

        The management of the Company has evaluated events and transactions through February 15, 2013, and has determined that there are no material events that would require adjustment to or disclosure in the Company's financial statements.